united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22638

Arrow Investments Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 , Laurel MD 20707

(Address of principal executive offices) (Zip code)

Corporation Service Company

251 Little Falls Drive

Wilmington, Delaware 19808

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 7/31

Date of reporting period: 7/31/20

Item 1. Reports to Stockholders.

Arrow DWA Balanced Fund
Arrow DWA Tactical Fund
Arrow Dynamic Income Fund
Arrow Managed Futures Strategy Fund

Annual Report
July 31, 2020

1-877-277-6933

Distributed by Archer Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you.

Dear Shareholder,

We are pleased to provide the annual report for the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Dynamic Income Fund and Arrow Managed Futures Strategy Fund (each “a Fund” and collectively the “Funds”) for the one-year period ended July 31, 2020. During the past year, we have continued our ongoing client education efforts regarding the potential benefits of combining tactical asset allocation with alternative assets. All of the Funds continue to support this philosophy.

This reporting period for the Funds will be long remembered as the period the novel coronavirus/COVID-19 emerged and changed the face of the global economy in dramatic fashion. From July 31, 2019 through February 15, 2020 the equity and fixed income markets were performing rather well with the S&P 500 Index (“S&P 500”) up 14.68% and the Bloomberg Barclays US Aggregate Bond Index (“Bloomberg Agg Bond”) up 4.15% and the VIX Index living between the 12 and 18 index level range. This despite international trade tensions with China and the U.K.’s difficult exit from the European Union. The longest bull market in history had its challenges but was forging ahead as the start of 2020 saw an initial trade agreement between China and the U.S. as well as the U.S.-Mexico-Canada Agreement. 2020 began on a promising note. However, as the coronavirus pandemic became more pronounced, the S&P 500 dropped over 33% from February 14 to March 23, 2020 and the VIX Index spiked from 17 to an index level of over 80. On March 11, 2020, the World Health Organization acknowledged that the disease had reached pandemic proportions. In response, governments and central banks pledged trillions of dollars to address the mounting economic fallout of “stay-at-home” orders and other restrictions on non-essential activity. In the United States, the Federal Reserve cut interest rates to near zero and announced unlimited quantitative easing. In late March, the U.S. government declared a national emergency as unemployment claims increased by 22 million in a four-week period. The unemployment rate began the year at a very respectable 3.5% but by April 2020 it was 14.7%. To put that in perspective, you’d have to go back to the Dust Bowl / Great Depression Era of the early 1930’s to find U.S. unemployment at higher levels. This was the highest unemployment rate in the U.S. since the end of World War II. President Trump signed the CARES Act that provided a $2 trillion stimulus package with the promise of further aid to consumers and businesses. Investors responded favorably to these fiscal and monetary measures and the equity markets have gone on to recover significantly; by July 31, 2020, the S&P 500 was almost back at its pre-COVID highs. The uncertainty in the wake of the coronavirus pandemic caused wide disparity in performance across asset classes and investment strategies during this period and may well continue to do so for some time to come.

Arrow DWA Balanced Fund allows investors to gain exposure to sophisticated asset allocation strategies similar to those used by institutions and endowments. The Fund stays responsive to market conditions through a relative strength-based allocation process across a diverse array of market segments primarily through a combination of exchange traded products (“ETP”) and individual equities based on the DWA Balanced investment model. The Fund also provides exposure to managed futures using derivatives, such as swap agreements, with an additional expense that will reduce the overall performance. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETP. As conditions change, the tactical nature of the Fund allows it to seek new market leadership. The Fund’s net assets were more than $50 million at the end of July 2020. Since the Fund’s inception in August 2006 through the end of July 2020, the Fund’s annualized performance was 4.81% (Class A, without load), while the S&P 500 returned 9.23%, the Morningstar Global Flexible Allocation Equal Weight Index returned 3.51% and the Bloomberg Agg Bond returned 4.76% over the same time period. The Fund (Class A, without load) was up 10.72% for the one-year period through July 2020, lagging the S&P 500’s 11.96% return over the same period and outperformed the Morningstar Global Flexible Equal Weight benchmark’s performance of 1.81%. Over the same one-year period, bonds were up 10.12%, as measured by the Bloomberg Agg Bond. The DWA Balanced Fund performed admirably well during the period with strong contributions to performance from its fixed income and alternative rotation strategies.

Arrow DWA Tactical Fund stays responsive to market conditions through a relative strength-based allocation process across a concentrated portfolio primarily consisting of exchange traded products based on the DWA Global Macro investment model. The Fund may also use derivatives and futures to gain exposure to some markets, such as commodities and currencies. This is done when trading efficiency and cost benefits to the Fund would have the potential for a net positive impact on overall performance by reducing acquired fund fees from holding an ETP. The Arrow DWA Tactical Fund’s net assets were at approximately $85 million through the end of July 2020. Since its inception in May 2008 through July 2020, the Fund’s Class A shares (without load) had an annualized return of 2.77% versus the broad domestic stock market’s return of 9.52% as measured by the S&P 500 and the PCM Global Macro Index’s return of 4.46%. The Bloomberg Agg Bond returned 4.53% over the same time period. Keep in mind that the performance since inception can be deceiving, considering the Fund was launched around the market peak shortly before the global financial crisis of 2008-09. It is important to remember that some of that performance occurred prior to the Fund’s current global macro approach went into effect on August 3, 2009. Choppy markets and frequent changes in market leadership tend to hinder relative strength-based strategies, particularly those with concentrated holdings exposure. Despite the timing of the Fund’s launch, returns since inception are positive and the strategy has had many periods where it has shined versus its peers. The Fund (Class A, without load) was 2.03% for the one-year period, trailing the S&P 500’s 11.96% and the PCM Global Macro’s 5.07% return. When compared to the bond market, the Fund underperformed the Bloomberg Agg Bond’s one-year return of 10.12%. The Fund’s one-year returns lagged the domestic equity markets primarily due to the extraordinary effects of the coronavirus pandemic on the markets combined with the S&P 500’s higher relative concentration in the Technology sector. Good contributions to performance during the period came from the Fund’s positions in precious metals.

Arrow Dynamic Income Fund allows investors to gain exposure to four nontraditional bond strategies within a single portfolio. The Fund is designed to provide tactical long, flat and/or short exposure to distinct fixed income baskets of high yield, credit default, mortgage backed securities and government bonds. The Fund uses ETPs, mutual funds, as well as derivatives and futures contracts for positional exposure, or to create market neutral positions when bond market liquidity is a factor. The use of derivatives provides less transactional performance drag due to potential fixed income market liquidity premiums and constraints. The Fund’s focus on alternative fixed income follows four distinct systematic tactical strategies that act independently of one another and are unique to each market segment. The Fund’s net assets were more than $2.9 million at the end of July 2020. Since its inception in October 2007 through July 31, 2020, the Fund’s Class A shares (without load) had an annualized return of -1.77% versus the Bloomberg Agg Bond return of 4.58% over the same period and the PCM Emerald Long/Short Debt HF Index’s 3.32% return. It is important to remember that some of that performance occurred prior to the Fund’s current alternative fixed income approach, which went into effect on March 31, 2014. The Fund (Class A, without load) was -17.13% for the one-year period ended July 31, 2020, while the Bloomberg Agg Bond returned 10.12% and the PCM Emerald Long/Short Debt HF Index returned -1.41%. The volatility associated with the coronavirus pandemic was particularly hard on the Dynamic Income Fund. The sharp reversals caused losses across the Fund’s technical trend following strategies and the collapse of the mortgage backed securities market at the height of the coronavirus crisis caused losses as well.

Arrow Managed Futures Strategy Fund follows a strategy that seeks to provide exposure to a wide range of global futures markets. In October 2015, the Fund began tracking the DUNN Capital World Monetary & Agricultural (“WMA”) Program, a systematic quantitative managed futures program overseen by DUNN Capital Management, LLC (“DUNN”). With more than 40 years of experience, DUNN has received several awards and has been recognized as an industry leader. The DUNN WMA Program provides access to more than 50 global markets through the use of more than 100 proprietary trading models. The nature of managed futures generally requires direct or indirect exposure to the futures market, rather than holding physical commodities and financial instruments. In order to provide mutual fund access to the DUNN WMA Program, the Fund must use derivatives, such as swap agreements, with an additional expense that reduces the overall performance of the Fund. The market value of the swap makes up 100% of the notional value of the Fund. The Fund is intended to complement traditional portfolios due to the historically low correlation of managed futures relative to many other asset classes. The Fund’s net assets were more than $83 million at the end of July 2020. Since its inception at the end of April 2010 through the end of July 2020, the Fund (Class A, without load) has an annualized return of -1.26%, while the broad market S&P 500 has returned an annualized 12.70% and the Credit Suisse Managed Futures Liquid Index returned an annualized 0.65%. The Fund (Class A, without load) lost -11.47% in the one-year period ended July 31, 2020, while the S&P 500, Bloomberg Agg Bond and Credit Suisse Managed Futures Liquid Index returned 11.96%, 10.12% and lost -8.69%, respectively, over the same time period. The DUNN WMA Program has historically embraced a wider range of volatility than the managed futures strategies represented by the Credit Suisse Managed Futures Liquid Index. During the 12 months ended July 31, 2020, the Fund underperformed this benchmark as well as the S&P 500.

For more information, please visit our website at www.arrowfunds.com. We are grateful for your investment and for your continued confidence in our company.

Sincerely,

Joseph J. Barrato

Chief Executive Officer

Arrow Investment Advisors, LLC

August 2020

AD-092520

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2020

The Fund’s performance figures* for the periods ended July 31, 2020, as compared to its benchmark:

					Annualized
		Annualized	Annualized Five	Annualized	Since Inception -
	One Year	Three Year	Year	Ten Year	July 31, 2020
Arrow DWA Balanced Fund - Class A **	10.72%	5.80%	3.71%	5.39%	4.81%
Arrow DWA Balanced Fund - Class A with load **	4.33%	3.75%	2.49%	4.76%	4.37%
Arrow DWA Balanced Fund - Class C **	9.87%	5.01%	2.92%	4.59%	4.03%
Arrow DWA Balanced Fund - Institutional Class Shares ***	11.02%	6.06%	3.97%	N/A	5.07%
Morningstar Global Flexible Allocation EW Index	1.81%	2.89%	3.19%	4.23%	3.51%** / 3.56%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 1.80% for Class A shares, 2.55% for Class C shares and 1.55% for the Institutional Class shares per the December 1, 2019 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is August 7, 2006 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

The Morningstar Global Flexible Allocation EW Index offers exposure to all of the major asset classes globally, but does not have a specific target asset allocation, thus may invest in variable proportions of stocks, bonds or cash.

Comparison of the Change in Value of a $10,000 Investment

Arrow DWA Balanced Fund
PORTFOLIO REVIEW (Unaudited)(Continued)
July 31, 2020

The Fund’s Holdings By Asset Class as of July 31, 2020 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds
Fixed Income	30.4%
Equity	28.1%
Mixed Allocation	5.0%
Common Stocks
Technology	6.3%
Consumer Discretionary	5.7%
Materials	3.4%
Industrials	2.1%
Communications	2.1%
Consumer Staples	0.8%
Health Care	0.8%
Real Estate	0.8%
Financials	0.4%
Money Market Funds	10.0%
Other Assets Less Liabilities	4.1%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow DWA Tactical Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2020

The Fund’s performance figures* for the periods ended July 31, 2020, as compared to its benchmark:

					Annualized
		Annualized	Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	Ten Year	July 31, 2020
Arrow DWA Tactical Fund - Class A **	2.03%	2.61%	2.82%	5.96%	2.77%
Arrow DWA Tactical Fund - Class A with load **	(3.87)%	0.61%	1.61%	5.33%	2.27%
Arrow DWA Tactical Fund - Class C **	1.24%	1.83%	2.05%	5.15%	2.00%
Arrow DWA Tactical Fund - Institutional Class Shares ***	2.23%	2.84%	3.07%	N/A	5.94%
PCM Global Macro Index	5.07%	1.58%	2.52%	1.83%	4.46%** / 0.29%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 1.84% for Class A shares, 2.59% for Class C shares and 1.59% for the Institutional Class shares per the December 1, 2019 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is May 30, 2008 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

The objective of the PCM Global Macro Index is total return through broad asset classes including global equities, fixed income, major currencies, precious metals, and commodity ETFs. By using inverse ETFs, PCM’s Risk Management Overlay may allow the capture of positive returns in periods of falling markets. The index may hold long and inverse (short) positions simultaneously. This creates a multi -directional strategy, making it possible to have gains when markets decline. This index may rotate on a monthly basis.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Holdings by Asset Class as of July 31, 2020 are as follows:

Asset Class	% of Net Assets
Exchange Traded Funds
Equity	62.8%
Fixed Income	16.2%
Mixed Allocation	0.1%
Money Market Fund	13.8%
Other Assets Less Liabilities	7.1%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow Dynamic Income Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2020

The Fund’s performance figures* for the periods ended July 31, 2020, as compared to its benchmark:

					Annualized
		Annualized	Annualized	Annualized	Since Inception -
	One Year	Three Year	Five Year	Ten Year	July 31, 2020
Arrow Dynamic Income Fund - Class A **	(17.13)%	(6.75)%	(1.77)%	(0.58)%	(1.77)%
Arrow Dynamic Income Fund - Class A with load **	(21.94)%	(8.59)%	(2.93)%	(1.17)%	(2.22)%
Arrow Dynamic Income Fund - Class C **	(17.65)%	(7.42)%	(2.49)%	(1.32)%	(2.48)%
Arrow Dynamic Income Fund - Institutional Class Shares ***	(16.72)%	(6.47)%	(1.50)%	N/A	(0.92)%
PCM Emerald Long/Short Debt HF Index	(1.41)%	0.24%	1.11%	1.52%	3.32%** / (0.01)%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. All total returns as indicated above are calculated using the traded Net Asset Value on July 31, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s total annual operating expenses are 2.02% for Class A shares, 2.77% for Class C shares and 1.77% for the Institutional Class shares per the December 1, 2019 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Performance figures for periods greater than one year are annualized. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is October 31, 2007 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

The PCM Emerald Long/Short Debt HF Index uses an approach selecting the ETFs based upon a multi-factor quantitative approach.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Holdings by Asset Class as of July 31, 2020 are as follows:

Asset Class	% of Net Assets
Exchange Traded Fund
Fixed Income	84.8%
Money Market Fund	9.8%
Other Assets Less Liabilities	5.4%
100.0%

Please refer to the Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
July 31, 2020

The Fund’s performance figures* for the periods ended July 31, 2020, as compared to its benchmark:

					Annualized
		Annualized	Annualized Five	Annualized	Since Inception-
	One Year	Three Year	Year	Ten Year	July 31, 2020
Arrow Managed Futures Strategy Fund - Class A **	(11.47)%	2.48%	(1.19)%	(0.83)%	(1.26)%
Arrow Managed Futures Strategy Fund - Class A with load **	(16.57)%	0.48%	(2.36)%	(1.42)%	(1.83)%
Arrow Managed Futures Strategy Fund - Class C **	(12.07)%	1.43%	(1.86)%	(1.56)%	(1.97)%
Arrow Managed Futures Strategy Fund - Institutional Class Shares ***	(11.23)%	2.70%	(0.94)%	N/A	(0.48)%
Credit Suisse Managed Futures Liquid Index	(8.69)%	(3.44)%	(2.62)%	0.74%	0.65%** / 0.69%***

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 1.49% for Class A shares, 2.24% for Class C shares and 1.23% for the Institutional Class shares per the December 1, 2019 prospectus. Class A shares are subject to a maximum sales charge imposed on purchases of 5.75% and are subject to a maximum deferred sales charge of 1.00% of the original purchase price. Redemptions of any class of shares made within 30 days of purchase may be assessed a redemption fee of 1.00%. For performance information current to the most recent month-end, please call 1-877-277-6933. Updated information regarding the Fund’s expense ratios is available in the Financial Highlights.

**	Inception date is April 30, 2010 for Class A and Class C shares.

***	Inception date is March 21, 2012 for Institutional Class shares.

The Credit Suisse Managed Futures Liquid Index seeks to gain broad exposure to the Credit Suisse Managed Futures strategy using a pre-defined quantitative methodology to invest in a range of asset classes including: equities, fixed income, commodities and currencies. The Managed Futures Liquid Index is also a factor within the Credit Suisse Global Strategies Liquid Index.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Holdings by Asset Class as of July 31, 2020 are as follows:

Asset Class	% of Net Assets
Exchange Traded Fund
Mixed Allocation	53.9%
Money Market Funds	49.1%
Liabilities in Excess of Other Assets	(3.0)%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2020

Shares		Value
	COMMON STOCKS - 22.4%
	APPAREL & TEXTILE PRODUCTS - 0.8%
4,337	NIKE, Inc.	$423,335

	AUTOMOTIVE - 0.8%
2,550	Aptiv PLC	198,263
5,628	BorgWarner, Inc.	205,985
		404,248
	CHEMICALS - 1.7%
737	Air Products and Chemicals, Inc.	211,246
5,031	Dow, Inc.	206,573
867	Linde PLC	212,510
3,216	LyondellBasell Industries NV	201,064
		831,393
	COMMERCIAL SUPPORT SERVICES - 0.4%
696	Cintas Corp.	210,102

	E-COMMERCE DISCRETIONARY - 0.4%
34	Amazon.com, Inc. *	107,599
1,894	eBay, Inc.	104,700
		212,299
	HEALTH CARE FACILITIES & SERVICES - 0.1%
332	IQVIA Holdings, Inc. *	52,585

	HOME & OFFICE PRODUCTS - 0.8%
2,576	Whirlpool Corp.	420,197

	HOME CONSTRUCTION - 0.8%
1,589	DR Horton, Inc.	105,128
1,452	Lennar Corp.	105,052
27	NVR, Inc. *	106,114
2,393	PulteGroup, Inc.	104,335
		420,629
	INDUSTRIAL SUPPORT SERVICES - 0.8%
2,984	Fastenal Co.	140,367
889	United Rentals, Inc. *	138,124
412	WW Grainger, Inc.	140,710
		419,201
	INSTITUTIONAL FINANCIAL SERVICES - 0.4%
604	Cboe Global Markets, Inc.	52,971
306	CME Group, Inc.	50,851
520	Intercontinental Exchange, Inc.	50,326
400	Nasdaq, Inc.	52,524
		206,672
	INTERNET MEDIA & SERVICES - 1.2%
69	Alphabet, Inc. *	102,324
65	Alphabet, Inc. *	96,717
62	Booking Holdings, Inc. *	103,052
1,192	Expedia Group, Inc.	96,564
448	Facebook, Inc. *	113,644

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

Shares		Value
	INTERNET MEDIA & SERVICES (continued) - 1.2%
2,859	Twitter, Inc. *	$104,068
		616,369
	MEDICAL EQUIPMENT & DEVICES - 0.7%
547	Agilent Technologies, Inc.	52,693
98	Bio-Rad Laboratories, Inc. *	51,439
141	Illumina, Inc. *	53,885
59	Mettler-Toledo International, Inc. *	55,165
442	PerkinElmer, Inc.	52,558
128	Thermo Fisher Scientific, Inc.	52,986
247	Waters Corp. *	52,648
		371,374
	METALS & MINING - 1.7%
32,449	Freeport-McMoRan, Inc.	419,241
6,435	Newmont Goldcorp Corp.	445,302
		864,543
	REAL ESTATE INVESTMENT TRUST - 0.8%
5,253	Duke Realty Corp.	211,118
1,996	Prologis, Inc.	210,418
		421,536
	RETAIL - CONSUMER STAPLES - 0.8%
732	Dollar General Corp.	139,373
1,429	Dollar Tree, Inc. *	133,397
1,123	Target Corp.	141,363
		414,133
	RETAIL - DISCRETIONARY - 1.7%
4,198	Best Buy Co., Inc.	418,079
1,407	Lowe’s Cos., Inc.	209,516
793	The Home Depot, Inc.	210,534
		838,129
	SEMICONDUCTORS - 1.7%
413	Advanced Micro Devices, Inc. *	31,978
242	Analog Devices, Inc.	27,794
2,189	Applied Materials, Inc.	140,818
107	Broadcom, Inc.	33,892
673	Intel Corp.	32,122
701	KLA-Tencor Corp.	140,081
370	Lam Research Corp.	139,549
468	Maxim Integrated Products, Inc.	31,866
298	Microchip Technology, Inc.	30,316
580	Micron Technology, Inc. *	29,032
83	NVIDIA Corp.	35,241
251	Qorvo, Inc. *	32,166
301	Qualcomm, Inc.	31,789
227	Skyworks Solutions, Inc.	33,047
230	Texas Instruments, Inc.	29,336
299	Xilinx, Inc.	32,098
		831,125

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

Shares		Value
	SOFTWARE - 1.7%
101	Adobe, Inc. *	$44,876
136	ANSYS, Inc. *	42,242
185	Autodesk, Inc. *	43,740
390	Cadence Design Systems, Inc. *	42,608
268	Citrix Systems, Inc.	38,260
614	Fortinet, Inc. *	84,916
145	Intuit, Inc.	44,424
402	Microsoft Corp.	82,414
4,007	NortonLifeLock, Inc.	85,950
1,520	Oracle Corp.	84,284
147	Paycom Software, Inc. *	41,802
225	salesforce.com, Inc. *	43,841
194	ServiceNow, Inc. *	85,205
211	Synopsys, Inc. *	42,035
120	Tyler Technologies, Inc. *	42,870
		849,467
	TECHNOLOGY HARDWARE - 1.7%
156	Apple, Inc.	66,306
4,198	Garmin Ltd.	413,881
6,235	Hewlett Packard Enterprise Co.	61,539
3,496	HP, Inc.	61,460
1,400	NetApp, Inc.	62,020
1,351	Seagate Technology PLC	61,092
1,403	Western Digital Corp.	60,469
3,676	Xerox Holdings Corp.	61,205
		847,972
	TECHNOLOGY SERVICES - 1.2%
263	Automatic Data Processing, Inc.	34,955
238	Broadridge Financial Solutions, Inc.	31,973
217	Fidelity National Information Services, Inc.	31,749
348	Fiserv, Inc. *	34,727
135	FleetCor Technologies, Inc. *	34,907
198	Global Payments, Inc.	35,248
174	Jack Henry & Associates, Inc.	31,024
98	MarketAxess Holdings, Inc.	50,637
99	Mastercard, Inc.	30,544
175	Moody’s Corp.	49,228
133	MSCI, Inc.	50,005
421	Paychex, Inc.	30,278
190	PayPal Holdings, Inc. *	37,253
152	S&P Global, Inc.	53,238
1,434	The Western Union Co.	34,818
154	Visa, Inc.	29,322
		599,906
	TELECOMMUNICATIONS - 0.9%
4,000	T-Mobile US, Inc. *	429,531

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

Shares		Value
	TRANSPORTATION & LOGISTICS - 0.9%
1,627	JB Hunt Transport Services, Inc.	$210,534
1,171	Old Dominion Freight Line, Inc.	214,082
		424,616
	WHOLESALE - DISCRETIONARY - 0.4%
2,264	Copart, Inc. *	211,118

	TOTAL COMMON STOCKS (Cost $8,962,507)	11,320,480

	EXCHANGE TRADED FUNDS - 63.5%
	EQUITY - 28.1%
337,617	Arrow DWA Country Rotation ETF # ##	9,187,808
110,000	Arrow QVM Equity Factor ETF # ##	2,261,226
6,623	Vanguard Growth ETF	1,439,642
7,690	Vanguard Mid-Cap Growth ETF	1,363,129
		14,251,805
	FIXED INCOME - 30.4%
30,476	iShares 1-3 Year Treasury Bond ETF	2,640,136
13,989	iShares iBoxx $ Investment Grade Corporate Bond ETF	1,935,378
22,729	iShares iBoxx High Yield Corporate Bond ETF	1,940,829
17,875	iShares JP Morgan USD Emerging Markets Bond ETF	2,021,484
21,754	iShares TIPS Bond ETF	2,737,958
31,693	Schwab US TIPS ETF	1,944,999
33,104	SPDR Bloomberg Barclays Convertible Securities ETF	2,148,119
		15,368,903
	MIXED ALLOCATION - 5.0%
25,026	Arrow Reserve Capital Management ETF #	2,514,487

	TOTAL EXCHANGE TRADED FUNDS (Cost $30,536,097)	32,135,195

	SHORT-TERM INVESTMENTS - 10.0%
	MONEY MARKET FUNDS - 10.0%
4,259,315	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 0.05% ^ + (a)	4,259,315
822,786	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Advisory Share Class to yield 0.01% ^ + (a)	822,786
	TOTAL SHORT-TERM INVESTMENTS (Cost $5,082,101)	5,082,101

	TOTAL INVESTMENTS - 95.9% (Cost $44,580,705)	$48,537,776
	OTHER ASSETS LESS LIABILITIES - 4.1%	2,098,205
	NET ASSETS - 100.0%	$50,635,981

*	Non-Income producing security.

^	Money market fund; interest rate reflects seven-day effective yield on July 31, 2020.

#	Affiliated Exchange Traded Fund

##	Affiliated company - The Arrow DWA Balanced Fund holds in excess of 5% of the outstanding voting securities of this exchange traded fund.

+	All or a portion of this investment is a holding of the ADWAB Fund Limited.

(a)	All or a portion of this security is pledged as collateral for swap agreements.

PLC - Public Limited Company

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

FUTURES CONTRACTS

Long				Underlying Face	Unrealized
Contracts	Counterparty	Open Long Futures Contracts ^	Expiration	Amount at Value	Gain
17	Goldman Sachs & Co. LLC	Gold 100 Oz Future ++	Feb-21	$3,392,520	$676,470
	Total Unrealized Gain from Open Long Future Contracts				$676,470

++	All of these contracts are holdings of the ADWAB Fund Limited.

^	All collateral for open futures contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

FINANCIAL INDEX SWAP

Notional Value at				Variable Rate		Unrealized
July 31, 2020	Description	Counterparty	Fixed Rate Paid	Received	Maturity Date	Appreciation
$1,773,323	Dunn WMA Financial Index	Morgan Stanley	0.60% of Notional	Dunn WMA Financial Index program of Dunn Capital Management, LLC. (“Dunn”)	6/25/2021	$17,198

Additional Information — Financial Index Swap Contract

The following table represents the individual positions and related values within the financial index swap as of July 31, 2020.

						Unrealized
Open Long Future						Appreciation/
Contracts	Description	Expiration	Counterparty	Notional Amount	Weighted % +	(Depreciation)
27	2 YR T-Note	Sep-20	Morgan Stanley	$6,024,033	9.46%	$5,183
27	5 YR T-Note	Sep-20	Morgan Stanley	3,345,538	5.25%	13,628
8	Aussie 10YR Bond	Sep-20	Morgan Stanley	816,655	1.28%	5,870
40	Aussie 3 YR Bond	Sep-20	Morgan Stanley	3,316,563	5.21%	(498)
3	Australian Dollar CME	Sep-20	Morgan Stanley	200,694	0.32%	(445)
1	British Pound CME	Sep-20	Morgan Stanley	63,707	0.10%	89
5	CFE VIX	Nov-20	Morgan Stanley	156,951	0.25%	(1,629)
0*	CFE VIX	Oct-20	Morgan Stanley	11,103	0.02%	(63)
0*	Dax Index	Sep-20	Morgan Stanley	94,354	0.15%	(4,444)
2	Emini NASDAQ	Sep-20	Morgan Stanley	414,025	0.65%	28,937
0*	Emini S&P	Sep-20	Morgan Stanley	63,444	0.10%	798
2	Eur/Usd CME	Sep-20	Morgan Stanley	229,389	0.36%	2
2	Euro Bund	Sep-20	Morgan Stanley	443,023	0.70%	3,731
19	Eurodollars	Dec-21	Morgan Stanley	4,690,385	7.36%	2,275
4	Gilts	Sep-20	Morgan Stanley	745,156	1.17%	3,665
1	Mini DOW	Sep-20	Morgan Stanley	73,906	0.12%	326
1	OSK NIKKEI	Sep-20	Morgan Stanley	239,992	0.38%	(9,237)
49	Short Sterling	Dec-21	Morgan Stanley	8,090,618	12.70%	5,870
5	SWISS FRANC CME	Sep-20	Morgan Stanley	656,722	1.03%	5,811
1	TOPIX INDEX	Sep-20	Morgan Stanley	128,372	0.20%	(5,798)
11	US 10 YR Notes	Sep-20	Morgan Stanley	1,494,733	2.35%	8,166
3	US T.Bond	Sep-20	Morgan Stanley	535,485	0.84%	9,371
						$71,608

Open Short Future
Contracts
(2)	CAC Index	Aug-20	Morgan Stanley	(102,271)	0.16%	6,051
(4)	Canadian Dollar CME	Sep-20	Morgan Stanley	(300,204)	0.47%	(2,036)
(6)	CFE VIX	Aug-20	Morgan Stanley	(158,766)	0.25%	11,651
(103)	ERX 2 Bund	Sep-20	Morgan Stanley	(13,596,786)	21.35%	(13,791)
(8)	ERX Bobl	Sep-20	Morgan Stanley	(1,232,937)	1.94%	(4,970)
(32)	Euribor	Dec-21	Morgan Stanley	(9,392,576)	14.75%	(2,155)
(1)	Euro Stoxx 50	Sep-20	Morgan Stanley	(38,907)	0.06%	822
(1)	FTSE Index	Sep-20	Morgan Stanley	(46,655)	0.07%	2,525
(3)	Japan Govt Bond Ose	Sep-20	Morgan Stanley	(4,045,645)	6.35%	(3,252)
(3)	Japanese Yen CME	Sep-20	Morgan Stanley	(388,229)	0.61%	(5,711)
(3)	Mexican Peso CME	Sep-20	Morgan Stanley	(69,582)	0.11%	(79)
(0)*	SFE SPI 200	Sep-20	Morgan Stanley	(45,366)	0.07%	673
						$(10,272)

*	Less than 1 contract

+	Above totals do not foot to 100% due to cash/foreign currency balances contained in the custom basket’s net assets representing 3.81%.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

COMMODITY INDEX SWAP ++

Notional Value at				Variable Rate		Unrealized Appreciation/
July 31, 2020	Description	Counterparty	Fixed Rate Paid	Received	Maturity Date	(Depreciation)
$2,607,940	Dunn WMA Commodity Index	Morgan Stanley	0.60% of Notional	Dunn WMA Commodity Index program of Dunn Capital Management, LLC.	6/25/2021	$(15,836)
	Net Unrealized Appreciation on Swap Contracts					$1,362

++	All of these contracts are holdings of the ADWAB Fund Limited.

Additional Information — Commodity Index Swap Contract

The following table represents the individual positions and related values within the commodity index swap as of July 31, 2020.

						Unrealized
Open Long Future						Appreciation/
Contracts	Description	Expiration	Counterparty	Notional Amount	Weighted % +	(Depreciation)
2	Gold CMX	Dec-20	Morgan Stanley	$350,236	6.35%	$1,572
3	Hi Grade Copper	Sep-20	Morgan Stanley	230,587	4.18%	(4,614)
1	Silver CMX	Sep-20	Morgan Stanley	87,927	1.59%	4,070
2	Wheat	Dec-20	Morgan Stanley	67,069	1.22%	215
						$1,243

Open Short Future
Contracts
(5)	Beanmeal	Dec-20	Morgan Stanley	(141,875)	2.57%	(1,265)
(13)	Beanoil	Dec-20	Morgan Stanley	(235,503)	4.27%	(15,400)
(1)	Brent Oil	Oct-20	Morgan Stanley	(63,208)	1.15%	(2,217)
(3)	Cocoa NY	Sep-20	Morgan Stanley	(62,245)	1.13%	(2,646)
(3)	Coffee NY	Sep-20	Morgan Stanley	(113,375)	2.06%	(20,575)
(23)	Corn	Dec-20	Morgan Stanley	(384,185)	6.97%	14,410
(3)	Cotton	Dec-20	Morgan Stanley	(89,381)	1.62%	(3,108)
(2)	Crude Oil	Oct-20	Morgan Stanley	(65,237)	1.18%	1,122
(2)	Gas Oil LDN	Oct-20	Morgan Stanley	(65,606)	1.19%	1,521
(0)*	Gasoline Blendstock	Oct-20	Morgan Stanley	(21,580)	0.39%	1,314
(1)	Heating Oil	Oct-20	Morgan Stanley	(75,585)	1.37%	2,041
(5)	KCBT Red Wheat	Dec-20	Morgan Stanley	(110,438)	2.00%	1,664
(5)	Lean Hogs	Oct-20	Morgan Stanley	(89,579)	1.62%	1,142
(4)	Live Cattle	Oct-20	Morgan Stanley	(167,867)	3.04%	(5,458)
(6)	Natural Gas	Oct-20	Morgan Stanley	(110,647)	2.01%	(5,397)
(4)	Soybeans	Nov-20	Morgan Stanley	(178,235)	3.23%	(1,463)
(8)	Sugar NY	Oct-20	Morgan Stanley	(116,758)	2.12%	(6,299)
						$(40,614)

*	Less than 1 contract

+	Above totals do not foot to 100% due to cash/foreign currency balances contained in the custom basket’s net assets representing 48.74%.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 79.1%
	EQUITY - 62.8%
51,494	Consumer Discretionary Select Sector SPDR Fund	$7,054,678
85,612	Health Care Select Sector SPDR Fund	9,034,635
59,297	iShares Edge MSCI USA Momentum Factor ETF	8,312,847
38,508	iShares S&P 500 Growth ETF	8,559,558
107,882	Technology Select Sector SPDR Fund	11,913,409
70,426	Vanguard Dividend Appreciation ETF	8,663,102
		53,538,229
	FIXED INCOME - 16.2%
52,555	iShares 7-10 Year Treasury Bond ETF	6,453,754
43,044	iShares 20+ Year Treasury Bond ETF	7,360,524
		13,814,278
	MIXED ALLOCATION - 0.1%
1,200	Arrow Reserve Capital Management ETF +	120,570

	TOTAL EXCHANGE TRADED FUNDS (Cost $60,454,706)	67,473,077

	SHORT-TERM INVESTMENT - 13.8%
	MONEY MARKET FUND - 13.8%
11,742,127	Fidelity Investments Money Market Fund - Government Portfolio - Class I to yield 0.05% * ++ (Cost $11,742,127)	11,742,127

	TOTAL INVESTMENTS - 92.9% (Cost $72,196,833)	$79,215,204
	OTHER ASSETS LESS LIABILITIES - 7.1%	6,033,094
	NET ASSETS - 100.0%	$85,248,298

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2020.

+	Affiliated Exchange Traded Fund

++	All or a portion of this investment is a holding of the ADWAT Fund Limited.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

FUTURES CONTRACTS

Long				Underlying Face	Unrealized
Contracts	Counterparty	Open Long Futures Contracts ^	Expiration	Amount at Value	Gain
39	Goldman Sachs & Co. LLC	Gold 100 Oz Future ++	Dec-20	$7,745,010	$1,370,580
39	Goldman Sachs & Co. LLC	Gold 100 Oz Future ++	Feb-21	7,782,840	1,231,750
16	Goldman Sachs & Co. LLC	Silver Future ++	May-21	1,991,920	740,720
	Total Unrealized Gain from Open Long Future Contracts				$3,343,050

++	All of these contracts are holdings of the ADWAT Fund Limited.

^	All collateral for open futures contracts consists of cash included as Deposits with brokers on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
PORTFOLIO OF INVESTMENTS
July 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 84.8%
	FIXED INCOME - 84.8%
6,719	iShares Convertible Bond ETF	$511,585
3,279	iShares iBoxx $ Investment Grade Corporate Bond ETF	453,650
4,193	iShares JP Morgan USD Emerging Markets Bond ETF	474,186
20,886	SPDR PORTFOLIO TIPS ETF	644,333
9,344	Xtrackers USD High Yield Corporate Bond ETF	457,295
	TOTAL EXCHANGE TRADED FUNDS - (Cost $2,371,517)	2,541,049

	SHORT TERM INVESTMENT - 9.8%
	MONEY MARKET FUND - 9.8%
294,653	Fidelity Investments Money Market Fund - Government Portfolio - Class I, to yield 0.05% ^ (Cost - $294,653)	294,653

	TOTAL INVESTMENTS - 94.6% (Cost $2,666,170)	$2,835,702
	OTHER ASSETS LESS LIABILITIES - 5.4%	162,711
	NET ASSETS - 100.0%	$2,998,413

^	Money market fund; interest rate reflects seven-day effective yield on July 31, 2020.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

FUTURES CONTRACT

Long				Underlying Face	Unrealized
Contracts	Counterparty	Open Long Futures Contracts ^	Expiration	Amount at Value	Gain
3	Goldman Sachs & Co. LLC	US 2YR Note	Sep-20	$662,952	$1,172
	Total Unrealized Gain from Long Futures Contracts				$1,172

^	All collateral for open future/swap contracts consists of cash included as Deposits with brokers on the Statement of Assets and Liabilities.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2020

Shares		Value
	EXCHANGE TRADED FUND - 53.9%
	MIXED ALLOCATION - 53.9%
449,577	Arrow Reserve Capital Management ETF + ## (Cost $45,017,891)	$45,171,249

	SHORT-TERM INVESTMENTS - 49.1%
	MONEY MARKET FUNDS - 49.1%
30,682,325	Fidelity Investments Money Market Fund - Government Portfolio - Class I (a) to yield 0.05% * ++	30,682,325
10,445,833	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Advisory Share Class to yield 0.01% * ++	10,445,833
	TOTAL SHORT-TERM INVESTMENTS (Cost $41,128,158)	41,128,158

	TOTAL INVESTMENTS - 103.0% (Cost $86,146,049)	$86,299,407
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.0)%	(2,501,044)
	NET ASSETS - 100.0%	$83,798,363

*	Money market fund; interest rate reflects seven-day effective yield on July 31, 2020.

+	Affiliated Exchange Traded Fund

++	All or a portion of this investment is a holding of the Arrow MFT Fund Limited (the “MFT Fund”).

(a)	Pledged as collateral for swap agreements.

##	Affiliated company - The Arrow Managed Futures Strategy Fund holds in excess of 5% of the outstanding voting securities of this exchange traded fund.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

FINANCIAL INDEX SWAP

Notional Value at				Variable Rate	Maturity	Unrealized
July 31, 2020	Description	Counterparty	Fixed Rate Paid	Received	Date	Appreciation
$37,828,702	Dunn WMA Financial Index	Morgan Stanley	0.60% of Notional	Dunn WMA Financial Index program of Dunn Capital Management, LLC. (“Dunn”)	6/25/2021	$366,860

Additional Information - Financial Index Swap Contract

The following table represents the individual positions and related values within the financial index swap as of July 31, 2020.

						Unrealized
Open Long Future						Appreciation/
Contracts	Description	Expiration	Counterparty	Notional Amount	Weighted % +	(Depreciation)
604	2 YR T-Note	Sep-20	Morgan Stanley	$133,417,108	9.46%	$114,781
587	5 YR T-Note	Sep-20	Morgan Stanley	74,095,212	5.25%	301,824
169	Aussie 10YR Bond	Sep-20	Morgan Stanley	18,086,847	1.28%	130,003
878	Aussie 3 YR Bond	Sep-20	Morgan Stanley	73,453,494	5.21%	(11,026)
62	Australian Dollar CME	Sep-20	Morgan Stanley	4,444,856	0.32%	(9,855)
17	British Pound CME	Sep-20	Morgan Stanley	1,410,943	0.10%	1,961
116	CFE VIX	Nov-20	Morgan Stanley	3,476,074	0.25%	(36,076)
8	CFE VIX	Oct-20	Morgan Stanley	245,897	0.02%	(1,406)
6	Dax Index	Sep-20	Morgan Stanley	2,089,693	0.15%	(98,418)
42	Emini NASDAQ	Sep-20	Morgan Stanley	9,169,615	0.65%	640,891
9	Emini S&P	Sep-20	Morgan Stanley	1,405,131	0.10%	17,677
34	Eur/Usd CME	Sep-20	Morgan Stanley	5,080,386	0.36%	48
47	Euro Bund	Sep-20	Morgan Stanley	9,811,833	0.70%	82,626
416	Eurodollars	Dec-21	Morgan Stanley	103,880,177	7.36%	50,387
91	Gilts	Sep-20	Morgan Stanley	16,503,315	1.17%	81,173
12	Mini DOW	Sep-20	Morgan Stanley	1,636,829	0.12%	7,219
26	OSK NIKKEI	Sep-20	Morgan Stanley	5,315,227	0.38%	(204,568)
1,094	Short Sterling	Dec-21	Morgan Stanley	179,186,734	12.70%	130,015
106	SWISS FRANC CME	Sep-20	Morgan Stanley	14,544,728	1.03%	128,689
20	TOPIX INDEX	Sep-20	Morgan Stanley	2,843,120	0.20%	(128,421)
236	US 10 YR Notes	Sep-20	Morgan Stanley	33,104,564	2.35%	180,866
65	US T.Bond	Sep-20	Morgan Stanley	11,859,640	0.84%	207,536
						$1,585,926

Open Short Future
Contracts
(40)	CAC Index	Aug-20	Morgan Stanley	(2,265,034)	0.16%	$134,017
(89)	Canadian Dollar CME	Sep-20	Morgan Stanley	(6,648,756)	0.47%	(45,103)
(131)	CFE VIX	Aug-20	Morgan Stanley	(3,516,259)	0.25%	258,049
(2,277)	ERX 2 Bund	Sep-20	Morgan Stanley	(301,134,455)	21.35%	(305,444)
(171)	ERX Bobl	Sep-20	Morgan Stanley	(27,306,433)	1.94%	(110,070)
(702)	Euribor	Dec-21	Morgan Stanley	(208,021,825)	14.75%	(47,728)
(23)	Euro Stoxx 50	Sep-20	Morgan Stanley	(861,697)	0.06%	18,206
(13)	FTSE Index	Sep-20	Morgan Stanley	(1,033,300)	0.07%	55,921
(62)	Japan Govt Bond Ose	Sep-20	Morgan Stanley	(89,600,818)	6.35%	(72,013)
(73)	Japanese Yen CME	Sep-20	Morgan Stanley	(8,598,296)	0.61%	(126,483)
(69)	Mexican Peso CME	Sep-20	Morgan Stanley	(1,541,058)	0.11%	(1,761)
(10)	SFE SPI 200	Sep-20	Morgan Stanley	(1,004,739)	0.07%	14,905
						$(227,504)

+	Above totals do not foot to 100% due to cash/foreign currency balances contained in the custom basket’s net assets representing 3.81%.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2020

COMMODITY INDEX SWAP ++

Notional Value at				Variable Rate	Maturity	Unrealized Appreciation/
July 31, 2020	Description	Counterparty	Fixed Rate Paid	Received	Date	(Depreciation)
$45,868,668	Dunn WMA Commodity Index	Morgan Stanley	0.60% of Notional	Dunn WMA Commodity Index program of Dunn Capital Management, LLC.	6/25/2021	$(278,523)

	Net Unrealized Appreciation on Swap Contracts					$88,337

++	All these contracts are holdings of the Arrow MFT Fund Limited.

Additional Information - Commodity Index Swap Contract

The following table represents the individual positions and related values within the commodity index swap as of July 31, 2020.

						Unrealized
Open Long Future						Appreciation/
Contracts	Description	Expiration	Counterparty	Notional Amount	Weighted % +	(Depreciation)
32	Gold CMX	Dec-20	Morgan Stanley	$6,401,824	6.35%	$28,728
59	Hi Grade Copper	Sep-20	Morgan Stanley	4,214,813	4.18%	(84,336)
13	Silver CMX	Sep-20	Morgan Stanley	1,607,193	1.59%	74,400
46	Wheat	Dec-20	Morgan Stanley	1,225,931	1.22%	3,923
						$22,715

Open Short Future
Contracts
(87)	Beanmeal	Dec-20	Morgan Stanley	(2,593,285)	2.57%	(23,125)
(233)	Beanoil	Dec-20	Morgan Stanley	(4,304,673)	4.27%	(281,486)
(27)	Brent Oil	Oct-20	Morgan Stanley	(1,155,352)	1.15%	(40,533)
(47)	Cocoa NY	Sep-20	Morgan Stanley	(1,137,755)	1.13%	(48,364)
(46)	Coffee NY	Sep-20	Morgan Stanley	(2,072,332)	2.06%	(376,081)
(430)	Corn	Dec-20	Morgan Stanley	(7,022,365)	6.97%	263,402
(52)	Cotton	Dec-20	Morgan Stanley	(1,633,769)	1.62%	(56,812)
(29)	Crude Oil	Oct-20	Morgan Stanley	(1,192,433)	1.18%	20,498
(32)	Gas Oil LDN	Oct-20	Morgan Stanley	(1,199,194)	1.19%	27,804
(9)	Gasoline Blendstock	Oct-20	Morgan Stanley	(394,447)	0.39%	24,024
(27)	Heating Oil	Oct-20	Morgan Stanley	(1,381,596)	1.37%	37,305
(89)	KCBT Red Wheat	Dec-20	Morgan Stanley	(2,018,662)	2.00%	30,423
(82)	Lean Hogs	Oct-20	Morgan Stanley	(1,637,371)	1.62%	20,878
(71)	Live Cattle	Oct-20	Morgan Stanley	(3,068,383)	3.04%	(99,762)
(103)	Natural Gas	Oct-20	Morgan Stanley	(2,022,483)	2.01%	(98,643)
(73)	Soybeans	Nov-20	Morgan Stanley	(3,257,890)	3.23%	(26,749)
(151)	Sugar NY	Oct-20	Morgan Stanley	(2,134,173)	2.12%	(115,142)
						$(742,363)

+	Above totals do not foot to 100% due to cash/foreign currency balances contained in the custom basket’s net assets representing 48.74%.

See accompanying notes to consolidated financial statements.

The Arrow Funds
STATEMENTS OF ASSETS AND LIABILITIES
July 31, 2020

				Arrow Managed
	Arrow DWA	Arrow DWA	Arrow	Futures Strategy
	Balanced Fund	Tactical Fund	Dynamic	Fund
	(Consolidated)	(Consolidated)	Income Fund	(Consolidated)
ASSETS
Investment securities:
Unaffiliated companies, At cost	$30,384,525	$72,076,703	$2,666,170	$41,128,158
Affiliated companies, At cost	14,196,180	120,130	—	45,017,891
Investments, At cost	$44,580,705	$72,196,833	$2,666,170	$86,146,049
Unaffiliated companies, At value	$34,574,255	$79,094,634	$2,835,702	$41,128,158
Affiliated companies, At value	13,963,521	120,570	—	45,171,249
Investments, At value	$48,537,776	$79,215,204	$2,835,702	$86,299,407
Deposits with brokers:
Futures - Goldman Sachs & Co. LLC	563,863	2,831,461	172,693	—
Options - Goldman Sachs & Co. LLC	526,864	—	—	—
Unrealized appreciation on swap contracts	17,198	—	—	366,860
Variation margin - due from broker	676,470	3,343,050	1,172	—
Receivable for swap contracts	—	—	—	13,926
Receivable for Fund shares sold	23	6,097	—	42,949
Receivable for securities sold	1,735,358	—	—	—
Dividends and interest receivable	3,973	1,721	17	21,284
Prepaid expenses and other assets	42,706	43,833	22,991	47,141
TOTAL ASSETS	52,104,231	85,441,366	3,032,575	86,791,567

LIABILITIES
Due to broker: Swaps - Morgan Stanley	134,620	—	—	2,469,756
Payable for swap contracts	—	—	—	11,055
Unrealized depreciation on swap contracts	15,836	—	—	278,523
Payable for investments purchased	1,136,622	—	—	—
Payable for Fund shares repurchased	77,466	25,264	—	98,064
Investment advisory fees payable	39,123	70,735	2,021	61,496
Distribution (12b-1) fees payable	14,775	18,422	—	4,353
Payable to related parties	19,880	32,216	2,740	34,132
Accrued expenses and other liabilities	29,928	46,431	29,401	35,825
TOTAL LIABILITIES	1,468,250	193,068	34,162	2,993,204
NET ASSETS	$50,635,981	$85,248,298	$2,998,413	$83,798,363

Net Assets Consist Of:

Paid in capital	$42,947,721	$79,136,337	$5,195,168	$87,678,522
Accumulated Earnings (Deficit)	7,688,260	6,111,961	(2,196,755)	(3,880,159)
NET ASSETS	$50,635,981	$85,248,298	$2,998,413	$83,798,363

See accompanying notes to consolidated financial statements.

The Arrow Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
July 31, 2020

				Arrow
				Managed
	Arrow DWA	Arrow DWA	Arrow	Futures Strategy
	Balanced Fund	Tactical Fund	Dynamic	Fund
	(Consolidated)	(Consolidated)	Income Fund	(Consolidated)
Net Asset Value Per Share:
Class A Shares:
Net Assets	$25,288,693	$17,875,065	$705,897	$7,414,602
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,957,464	1,881,534	117,822	1,248,018
Net asset value (Net assets ÷ Shares outstanding), and redemption price per share (a)	$12.92	$9.50	$5.99	$5.94
Maximum offering price per share (maximum sales charges of 5.75%) (b)	$13.71	$10.08	$6.36	$6.30

Class C Shares:
Net Assets	$18,612,503	$21,539,453	$820,899	$2,379,181
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,565,024	2,462,065	145,334	424,142
Net asset value (Net assets ÷ Shares outstanding), offering price and redemption price per share(a)	$11.89	$8.75	$5.65	$5.61

Institutional Class Shares:
Net Assets	$6,734,785	$45,833,780	$1,471,617	$74,004,580
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	512,128	4,793,437	242,481	12,313,493
Net asset value (Net assets ÷ Shares outstanding), offering price and redemption price per share(a)	$13.15	$9.56	$6.07	$6.01

(a)	For each of the Funds, except Arrow Dynamic Income Fund, redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

(b)	For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within 18 months of purchase, where the maximum sales charge of 5.75% is waived at the time of purchase.

See accompanying notes to consolidated financial statements.

The Arrow Funds
STATEMENTS OF OPERATIONS
For the Year Ended July 31, 2020

				Arrow Managed
	Arrow DWA	Arrow DWA	Arrow	Futures Strategy
	Balanced Fund	Tactical Fund	Dynamic	Fund
	(Consolidated)	(Consolidated)	Income Fund	(Consolidated)
INVESTMENT INCOME
Dividends from unaffiliated companies	$688,641	$1,737,559	$156,000	$—
Dividends from affiliated companies	224,632	2,438	47,317	811,395
Interest	63,679	124,421	22,756	755,190
TOTAL INVESTMENT INCOME	976,952	1,864,418	226,073	1,566,585

EXPENSES
Investment advisory fees	545,828	1,020,800	56,683	875,026
Distribution (12b-1) fees, Class C	202,367	264,070	7,665	33,836
Distribution (12b-1) fees, Class A	64,932	50,225	2,855	24,805
Administrative services fees	62,070	102,079	13,045	107,345
Registration fees	55,149	67,878	48,596	58,846
Third Party Administrative Servicing Fees	48,607	117,636	6,852	41,545
Transfer agent fees	41,013	69,849	14,386	75,654
Professional fees	35,965	40,361	25,784	42,267
Accounting services fees	25,772	48,270	3,313	50,842
Custodian fees	20,227	12,871	9,586	29,839
Printing and postage expenses	15,088	22,630	4,278	17,334
Compliance officer fees	4,433	8,363	534	8,693
Trustees’ fees and expenses	3,647	4,284	5,236	5,862
Insurance expense	3,409	6,517	1,870	4,502
Other expenses	2,150	2,931	2,176	2,990
TOTAL EXPENSES	1,130,657	1,838,764	202,859	1,379,386
Less: Fees waived	(7,192)	(69)	(1,102)	(23,007)
NET EXPENSES	1,123,465	1,838,695	201,757	1,356,379

NET INVESTMENT INCOME (LOSS)	(146,513)	25,723	24,316	210,206

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain/(loss) from:
Security transactions, unaffiliated companies	5,177,533	(2,780,998)	(414,189)	19,977
Security transactions, affiliated companies	(1,614,649)	49	12,836	(10,206)
Futures contracts	374,132	(246,363)	28,630	—
Swap contracts	(574,697)	—	(284,954)	(11,259,312)
Written options	57,650	—	—	—
	3,419,969	(3,027,312)	(657,677)	(11,249,541)
Net change in unrealized appreciation/(depreciation) of:
Securities and foreign currency translations, Securities, unaffiliated companies	(269,934)	(193,229)	147,285	23,204
Securities, affiliated companies	1,000,271	159	(19,787)	93,239
Futures contracts	516,952	3,343,050	(40,078)	—
Swap contracts	(75,372)	—	26,833	(1,235,463)
Written Options	311,580	—	—	—
	1,483,497	3,149,980	114,253	(1,119,020)

NET REALIZED AND UNREALIZED GAIN (LOSS)	4,903,466	122,668	(543,424)	(12,368,561)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,756,953	$148,391	$(519,108)	$(12,158,355)

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
FROM OPERATIONS
Net investment income (loss)	$(146,513)	$68,305
Net realized gain from securities, futures contracts, written options and swap contracts	3,419,969	2,271,006
Net change in unrealized appreciation (depreciation) of securities, futures contracts, written options and swap contracts	1,483,497	(2,904,141)
Net increase (decrease) in net assets resulting from operations	4,756,953	(564,830)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(531,470)	(2,149,514)
Class C	(182,787)	(3,046,461)
Institutional Class	(216,759)	(1,046,865)
Net decrease in net assets from distributions to shareholders	(931,016)	(6,242,840)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,064,278	6,988,534
Class C	691,912	548,356
Institutional Class	2,173,724	6,808,430
Net asset value of shares issued in reinvestment of distributions:
Class A	482,056	1,888,758
Class C	175,195	2,768,528
Institutional Class	205,590	977,486
Redemption fee proceeds:
Class A	1	25
Class C	—	27
Institutional Class	—	8
Payments for shares redeemed:
Class A	(8,923,711)	(14,874,033)
Class C	(7,334,763)	(19,049,638)
Institutional Class	(6,795,969)	(7,032,050)
Net decrease in net assets from shares of beneficial interest	(17,261,687)	(20,975,569)

TOTAL DECREASE IN NET ASSETS	(13,435,750)	(27,783,239)

NET ASSETS
Beginning of Year	64,071,731	91,854,970
End of Year	$50,635,981	$64,071,731

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
SHARE ACTIVITY - Class A
Shares Sold	172,725	594,355
Shares Reinvested	41,664	178,185
Shares Redeemed	(760,397)	(1,247,334)
Net decrease in shares of beneficial interest outstanding	(546,008)	(474,794)

SHARE ACTIVITY - Class C
Shares Sold	63,363	51,755
Shares Reinvested	16,373	283,661
Shares Redeemed	(671,079)	(1,764,659)
Net decrease in shares of beneficial interest outstanding	(591,343)	(1,429,243)

SHARE ACTIVITY - Institutional Class
Shares Sold	179,756	560,079
Shares Reinvested	17,482	90,760
Shares Redeemed	(568,293)	(595,457)
Net increase (decrease) in shares of beneficial interest outstanding	(371,055)	55,382

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
FROM OPERATIONS
Net investment income	$25,723	$266,261
Net realized gain (loss) from securities and futures contracts	(3,027,312)	419,309
Net change in unrealized appreciation (depreciation) of securities and futures contracts	3,149,980	(9,719,978)
Net increase (decrease) in net assets resulting from operations	148,391	(9,034,408)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(1,316,461)	(1,100,038)
Class C	(1,778,148)	(1,530,685)
Institutional Class	(4,263,848)	(2,852,344)
Net decrease in net assets from distributions to shareholders	(7,358,457)	(5,483,067)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,965,758	3,969,127
Class C	388,544	1,350,894
Institutional Class	8,811,388	14,471,795
Net asset value of shares issued in reinvestment of distributions:
Class A	1,129,944	957,172
Class C	1,695,730	1,455,365
Institutional Class	4,141,521	2,775,833
Redemption fee proceeds:
Class A	5,450	154
Class C	4	6
Institutional Class	197	1,741
Payments for shares redeemed:
Class A	(10,645,723)	(15,274,461)
Class C	(10,363,742)	(13,640,311)
Institutional Class	(26,350,730)	(36,376,017)
Net decrease in net assets from shares of beneficial interest	(28,221,659)	(40,308,702)

TOTAL DECREASE IN NET ASSETS	(35,431,725)	(54,826,177)

NET ASSETS
Beginning of Year	120,680,023	175,506,200
End of Year	$85,248,298	$120,680,023

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
SHARE ACTIVITY - Class A
Shares Sold	325,467	377,547
Shares Reinvested	116,971	107,849
Shares Redeemed	(1,112,934)	(1,554,191)
Net decrease in shares of beneficial interest outstanding	(670,496)	(1,068,795)

SHARE ACTIVITY - Class C
Shares Sold	43,690	141,621
Shares Reinvested	189,679	176,390
Shares Redeemed	(1,213,032)	(1,492,470)
Net decrease in shares of beneficial interest outstanding	(979,663)	(1,174,459)

SHARE ACTIVITY - Institutional Class
Shares Sold	899,697	1,455,224
Shares Reinvested	426,521	310,889
Shares Redeemed	(2,888,142)	(3,726,184)
Net decrease in shares of beneficial interest outstanding	(1,561,924)	(1,960,071)

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
FROM OPERATIONS
Net investment income	$24,316	$702,001
Net realized loss from securities, futures contracts and swap contracts	(657,677)	(1,341,718)
Net change in unrealized appreciation of securities, futures contracts and swap contracts	114,253	335,106
Net decrease in net assets resulting from operations	(519,108)	(304,611)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(70,768)	(42,255)
Class C	(36,498)	(23,911)
Institutional Class	(310,868)	(517,387)
Net decrease in net assets from distributions to shareholders	(418,134)	(583,553)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	297,187	560,808
Class C	569,224	70,722
Institutional Class	458,557	2,628,672
Net asset value of shares issued in reinvestment of distributions:
Class A	63,759	32,956
Class C	32,282	23,423
Class I	298,502	508,416
Payments for shares redeemed:
Class A	(923,854)	(1,499,164)
Class C	(953,241)	(341,688)
Institutional Class	(15,138,087)	(12,128,808)
Net decrease in net assets from shares of beneficial interest	(15,295,671)	(10,144,663)

TOTAL DECREASE IN NET ASSETS	(16,232,913)	(11,032,827)

NET ASSETS
Beginning of Year	19,231,326	30,264,153
End of Year	$2,998,413	$19,231,326

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
SHARE ACTIVITY - Class A
Shares Sold	40,887	71,358
Shares Reinvested	8,359	4,239
Shares Redeemed	(135,697)	(191,668)
Net decrease in shares of beneficial interest outstanding	(86,451)	(116,071)

SHARE ACTIVITY - Class C
Shares Sold	92,587	9,437
Shares Reinvested	4,466	3,173
Shares Redeemed	(131,664)	(46,113)
Net decrease in shares of beneficial interest outstanding	(34,611)	(33,503)

SHARE ACTIVITY - Institutional Class
Shares Sold	58,944	332,559
Shares Reinvested	38,629	64,779
Shares Redeemed	(1,976,351)	(1,557,150)
Net decrease in shares of beneficial interest outstanding	(1,878,778)	(1,159,812)

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
FROM OPERATIONS
Net investment income	$210,206	$1,009,437
Net realized gain (loss) from securities and swap contracts	(11,249,541)	11,033,848
Net change in unrealized appreciation (depreciation) of securities and swap contracts	(1,119,020)	1,738,908
Net increase (decrease) in net assets resulting from operations	(12,158,355)	13,782,193

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid:
Class A	(1,200,178)	(2,469,880)
Class C	(430,061)	(651,141)
Class I	(10,713,448)	(12,581,265)
Net decrease in net assets from distributions to shareholders	(12,343,687)	(15,702,286)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	3,138,571	7,608,195
Class C	989,196	579,392
Institutional Class	39,163,676	40,220,893
Net asset value of shares issued in reinvestment of distributions:
Class A	1,184,086	2,190,197
Class C	382,481	610,664
Class I	10,143,343	12,046,587
Redemption fee proceeds:
Class A	778	552
Class C	52	—
Institutional Class	5,425	775
Payments for shares redeemed:
Class A	(7,089,726)	(21,657,437)
Class C	(2,487,664)	(2,237,400)
Institutional Class	(64,619,653)	(20,765,508)
Net increase (decrease) in net assets from shares of beneficial interest	(19,189,435)	18,596,910

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,691,477)	16,676,817

NET ASSETS
Beginning of Year	127,489,840	110,813,023
End of Year	$83,798,363	$127,489,840

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	July 31, 2020	July 31, 2019
SHARE ACTIVITY - Class A
Shares Sold	477,168	1,171,057
Shares Reinvested	160,621	336,144
Shares Redeemed	(1,090,032)	(3,145,118)
Net decrease in shares of beneficial interest outstanding	(452,243)	(1,637,917)

SHARE ACTIVITY - Class C
Shares Sold	161,455	86,596
Shares Reinvested	54,562	97,692
Shares Redeemed	(412,501)	(334,243)
Net decrease in shares of beneficial interest outstanding	(196,484)	(149,955)

SHARE ACTIVITY - Institutional Class
Shares Sold	5,901,955	5,763,105
Shares Reinvested	1,364,275	1,823,991
Shares Redeemed	(9,826,868)	(3,053,487)
Net increase/(decrease) in shares of beneficial interest outstanding	(2,560,638)	4,533,609

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
Class A Shares	2020		2019	2018	2017	2016
Net asset value, beginning of year	$11.91		$12.84	$13.03	$12.88	$13.59
Activity from investment operations:
Net investment income (loss) (1)	(0.00	) (3)	0.04	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments	1.25		0.00 (3)	0.71	0.13 (6)	(0.02)
Total from investment operations	1.25		0.04	0.74	0.15	(0.01)
Paid-in-capital from redemption fees (3)	0.00		0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.15)		—	—	—	—
Net realized gains	(0.09)		(0.97)	(0.93)	—	(0.70)
Total distributions	(0.24)		(0.97)	(0.93)	—	(0.70)
Net asset value, end of year	$12.92		$11.91	$12.84	$13.03	$12.88
Total return (2)	10.72%		1.22%	5.69%	1.16%	0.12%
Net assets, end of year (000s)	$25,289		$29,818	$38,242	$47,343	$69,000
Ratio of gross expenses to average net assets (4)(7)	1.83%		1.73%	1.60%	1.56%	1.55%
Ratio of net expenses to average net assets (4)	1.82%		1.72%	1.57%	1.51%	1.55%
Ratio of net investment income (loss) to average net assets (4)(5)	(0.04)%		0.34%	0.19%	0.17%	0.70%
Portfolio Turnover Rate	124%		121%	115%	169%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.92	$11.95	$12.27	$12.22	$13.03
Activity from investment operations:
Net investment loss (1)	(0.09)	(0.04)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	1.16	(0.02)	0.68	0.12 (6)	(0.03)
Total from investment operations	1.07	(0.06)	0.61	0.05	(0.11)
Paid-in-capital from redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less distributions from:
Net investment income	(0.01)	—	—	—	—
Net realized gains	(0.09)	(0.97)	(0.93)	—	(0.70)
Total distributions	(0.10)	(0.97)	(0.93)	—	(0.70)
Net asset value, end of year (000s)	$11.89	$10.92	$11.95	$12.27	$12.22
Total return (2)	9.87%	0.43%	4.95%	0.41%	(0.67)%
Net assets, end of year	$18,613	$23,547	$42,837	$55,091	$81,689
Ratio of gross expenses to average net assets (4)(7)	2.58%	2.48%	2.35%	2.31%	2.30%
Ratio of net expenses to average net assets (4)	2.57%	2.47%	2.32%	2.26%	2.30%
Ratio of net investment loss to average net assets (4)(5)	(0.79)%	(0.35)%	(0.55)%	(0.57)%	(0.66)%
Portfolio Turnover Rate	124%	121%	115%	169%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Balanced Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.12	$13.02	$13.16	$12.98	$13.66
Activity from investment operations:
Net investment income (1)	0.03	0.09	0.06	0.05	0.04
Net realized and unrealized gain (loss) on investments	1.27	(0.02)	0.73	0.13 (6)	(0.02)
Total from investment operations	1.30	0.07	0.79	0.18	0.02
Paid-in-capital from redemption fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less distributions from:
Net investment income	(0.18)	—	—	—	—
Net realized gains	(0.09)	(0.97)	(0.93)	—	(0.70)
Total distributions	(0.27)	(0.97)	(0.93)	—	(0.70)
Net asset value, end of year	$13.15	$12.12	$13.02	$13.16	$12.98
Total return (2)	11.02%	1.44%	6.02%	1.39%	0.35%
Net assets, end of year (000s)	$6,735	$10,707	$10,776	$14,699	$22,872
Ratio of gross expenses to average net assets (4)(7)	1.58%	1.48%	1.35%	1.31%	1.30%
Ratio of net expenses to average net assets (4)	1.57%	1.47%	1.32%	1.26%	1.30%
Ratio of net investment income to average net assets (4)(5)	0.27%	0.74%	0.44%	0.43%	0.31%
Portfolio Turnover Rate	124%	121%	115%	169%	84%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized gain in the Consolidated Statement of Operations for the year ended July 31, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.

(7)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class A Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.94	$10.77	$10.70	$10.41	$11.01
Activity from investment operations:
Net investment income (1)	0.01	0.02	0.00 (3)	0.06	0.03
Net realized and unrealized gain (loss) on investments	0.20	(0.49)	1.07	0.54	(0.02)
Total from investment operations	0.21	(0.47)	1.07	0.60	0.01
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.09)	—	(0.01)	(0.17)	—
Net realized gains	(0.56)	(0.36)	(0.99)	(0.14)	(0.61)
Total distributions	(0.65)	(0.36)	(1.00)	(0.31)	(0.61)
Net asset value, end of year	$9.50	$9.94	$10.77	$10.70	$10.41
Total return (2)	2.03%	(3.93)%	10.23%	5.92%	0.42%
Net assets, end of year (000s)	$17,875	$25,373	$39,007	$39,848	$54,137
Ratio of gross expenses to average net assets (4)(6)	1.74%	1.61%	1.54%	1.58%	1.55%
Ratio of net expenses to average net assets (4)	1.74%	1.61%	1.54%	1.58%	1.55%
Ratio of net investment income to average net assets (4)(5)	0.07%	0.22%	0.01%	0.56%	0.30%
Portfolio Turnover Rate	147%	183%	108%	206%	169%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.20	$10.08	$10.13	$9.87	$10.55
Activity from investment operations:
Net investment loss (1)	(0.06)	(0.05)	(0.08)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	0.19	(0.47)	1.02	0.51	(0.03)
Total from investment operations	0.13	(0.52)	0.94	0.49	(0.07)
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.02)	—	—	(0.09)	—
Net realized gains	(0.56)	(0.36)	(0.99)	(0.14)	(0.61)
Total distributions	(0.58)	(0.36)	(0.99)	(0.23)	(0.61)
Net asset value, end of year	$8.75	$9.20	$10.08	$10.13	$9.87
Total return (2)	1.24%	(4.71)%	9.46%	5.15%	(0.34)%
Net assets, end of year (000s)	$21,539	$31,671	$46,510	$52,682	$61,576
Ratio of gross expenses to average net assets (4)(6)	2.49%	2.36%	2.29%	2.33%	2.30%
Ratio of net expenses to average net assets (4)	2.49%	2.36%	2.29%	2.33%	2.30%
Ratio of net investment loss to average net assets (4)(5)	(0.67)%	(0.49)%	(0.80)%	(0.21)%	(0.40)%
Portfolio Turnover Rate	147%	183%	108%	206%	169%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow DWA Tactical Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year		Year	Year	Year
	Ended	Ended		Ended	Ended	Ended
	July 31,	July 31,		July 31,	July 31,	July 31,
Institutional Class Shares	2020	2019		2018	2017	2016
Net asset value, beginning of year	$10.01	$10.82		$10.75	$10.46	$11.03
Activity from investment operations:
Net investment income (1)	0.03	0.05		0.02	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.20	(0.50)		1.08	0.55	(0.03)
Total from investment operations	0.23	(0.45)		1.10	0.63	0.04
Paid-in-capital from redemption fees (5)	0.00	0.00		0.00	0.00	0.00
Less distributions from:
Net investment income	(0.12)	(0.00	) (5)	(0.04)	(0.20)	—
Net realized gains	(0.56)	(0.36)		(0.99)	(0.14)	(0.61)
Total distributions	(0.68)	(0.36)		(1.03)	(0.34)	(0.61)
Net asset value, end of year	$9.56	$10.01		$10.82	$10.75	$10.46
Total return (2)	2.23%	(3.69)%		10.47%	6.20%	0.70%
Net assets, end of year (000s)	$45,834	$63,635		$89,990	$93,955	$115,506
Ratio of gross expenses to average net assets (3)(6)	1.49%	1.36%		1.29%	1.33%	1.30%
Ratio of net expenses to average net assets (3)	1.49%	1.36%		1.29%	1.33%	1.30%
Ratio of net investment income to average net assets (3)(4)	0.34%	0.51%		0.22%	0.77%	0.64%
Portfolio Turnover Rate	147%	183%		108%	206%	169%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Does not include the expenses of other investment companies in which the Fund invests.

(4)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(5)	Amount represents less than $0.01 per share.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Year
	July 31,	July 31,	July 31,	July 31,	Ended
	2020	2019	2018	2017	July 31,
Class A Shares	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	2016
Net asset value, beginning of year	$7.64	$7.89	$8.80	$8.89	$8.19
Activity from investment operations:
Net investment income (loss) (1)	(0.02)	0.20	0.17	0.17	0.03
Net realized and unrealized gain (loss) on investments	(1.20)	(0.28)	(0.27)	0.14	0.71
Total from investment operations	(1.22)	(0.08)	(0.10)	0.31	0.74
Paid-in-capital from redemption fees	—	—	—	—	0.00 (4)
Less distributions from:
Net investment income	(0.43)	(0.17)	(0.17)	(0.37)	(0.04)
Net realized gains	—	—	(0.56)	(0.03)	—
Return of capital	—	—	(0.08)	—	—
Total distributions	(0.43)	(0.17)	(0.81)	(0.40)	(0.04)
Net asset value, end of year	$5.99	$7.64	$7.89	$8.80	$8.89
Total return (2)	(17.13)%	(1.08)%	(1.09)%	3.39%	9.10%
Net assets, end of year (000s)	$706	$1,561	$2,528	$9,075	$14,835
Ratio of gross expenses to average net assets (3)(5)	2.62%	1.75%	1.58%	1.33%	1.26%
Ratio of net expenses to average net assets (5)	2.60%	1.72%	1.54%	1.32%	1.26%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.29)%	2.52%	2.08%	1.87%	0.38%
Portfolio Turnover Rate	411%	307%	279%	263%	71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Year
	July 31,	July 31,	July 31,	July 31,	Ended
	2020	2019	2018	2017	July 31,
Class C Shares	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	2016
Net asset value, beginning of year	$7.25	$7.50	$8.41	$8.52	$7.89
Activity from investment operations:
Net investment income (loss) (1)	(0.07)	0.13	0.10	0.11	(0.03)
Net realized and unrealized gain (loss) on investments	(1.14)	(0.26)	(0.26)	0.11	0.68
Total from investment operations	(1.21)	(0.13)	(0.16)	0.22	0.65
Less distributions from:
Net investment income	(0.39)	(0.12)	(0.14)	(0.30)	(0.02)
Net realized gains	—	—	(0.56)	(0.03)	—
Return of capital	—	—	(0.05)	—	—
Total distributions	(0.39)	(0.12)	(0.75)	(0.33)	(0.02)
Net asset value, end of year	$5.65	$7.25	$7.50	$8.41	$8.52
Total return (2)	(17.77)%	(1.72)%	(1.81)%	2.58%	8.30%
Net assets, end of year (000s)	$821	$1,304	$1,601	$2,514	$2,277
Ratio of gross expenses to average net assets (3)(4)	3.37%	2.50%	2.33%	2.08%	2.01%
Ratio of net expenses to average net assets (4)	3.35%	2.47%	2.29%	2.07%	2.01%
Ratio of net investment income (loss) to average net assets (4)(5)	(1.13)%	1.73%	1.32%	1.35%	(0.34)%
Portfolio Turnover Rate	411%	307%	279%	263%	71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Dynamic Income Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Year
	July 31,	July 31,	July 31,	July 31,	Ended
	2020	2019	2018	2017	July 31,
Institutional Class Shares	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	(Not Consolidated)	2016
Net asset value, beginning of year	$7.72	$7.97	$8.87	$8.96	$8.25
Activity from investment operations:
Net investment income (1)	0.05	0.22	0.20	0.19	0.07
Net realized and unrealized gain (loss) on investments	(1.26)	(0.28)	(0.27)	0.14	0.69
Total from investment operations	(1.21)	(0.06)	(0.07)	0.33	0.76
Paid-in-capital from redemption fees	—	—	—	—	0.00 (3)
Less distributions from:
Net investment income	(0.44)	(0.19)	(0.18)	(0.39)	(0.05)
Net realized gains	—	—	(0.56)	(0.03)	—
Return of capital	—	—	(0.09)	—	—
Total distributions	(0.44)	(0.19)	(0.83)	(0.42)	(0.05)
Net asset value, end of year	$6.07	$7.72	$7.97	$8.87	$8.96
Total return (2)	(16.83)%	(0.82)%	(0.69)%	3.63%	9.24%
Net assets, end of year (000s)	$1,472	$16,367	$26,135	$110,676	$147,039
Ratio of gross expenses to average net assets (4)(6)	2.37%	1.50%	1.33%	1.08%	1.01%
Ratio of net expenses to average net assets (4)	2.35%	1.47%	1.29%	1.07%	1.01%
Ratio of net investment income to average net assets (4)(5)	0.72%	2.81%	2.40%	2.08%	0.81%
Portfolio Turnover Rate	411%	307%	279%	263%	71%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Does not include the expenses of other investment companies in which the Fund invests.

(5)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	July 31,		July 31,	July 31,	July 31,	July 31,
Class A Shares	2020		2019	2018	2017	2016
Net asset value, beginning of year	$7.37		$7.62	$7.23	$9.64	$9.12
Activity from investment operations:
Net investment income (loss) (1)	(0.00	) (4)	0.06	(0.01)	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	(0.71)		0.73	0.58	(1.64)	0.74
Total from investment operations	(0.71)		0.79	0.57	(1.71)	0.63
Paid-in-capital from redemption fees (4)	0.00		0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.72)		(1.04)	(0.18)	(0.70)	(0.11)
Total distributions	(0.72)		(1.04)	(0.18)	(0.70)	(0.11)
Net asset value, end of year	$5.94		$7.37	$7.62	$7.23	$9.64
Total return (2)	(11.47)%		12.80%	7.64%	(18.10)%	5.70%
Net assets, end of year (000s)	$7,415		$12,524	$25,422	$49,728	$45,618
Ratio of gross expenses to average net assets (3)(5)	1.53%		1.47%	1.40%	1.37%	1.40%
Ratio of net expenses to average net assets (5)	1.51%		1.43%	1.38%	1.37%	1.40%
Ratio of net investment income (loss) to average net assets (5)(6)	0.02%		0.91%	(0.12)%	(0.88)%	(1.20)%
Portfolio Turnover Rate	11%		3%	0%	801%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Class C Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.02	$7.28	$6.92	$9.29	$8.80
Activity from investment operations:
Net investment income (loss) (1)	(0.04)	0.01	(0.06)	(0.13)	(0.19)
Net realized and unrealized gain (loss) on investments	(0.67)	0.70	0.56	(1.57)	0.74
Total from investment operations	(0.71)	0.71	0.50	(1.70)	0.55
Paid-in-capital from redemption fees (4)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.70)	(0.97)	(0.14)	(0.67)	(0.06)
Total distributions	(0.70)	(0.97)	(0.14)	(0.67)	(0.06)
Net asset value, end of year	$5.61	$7.02	$7.28	$6.92	$9.29
Total return (2)	(12.07)%	11.97%	6.92%	(18.66)%	5.57%
Net assets, end of year (000s)	$2,379	$4,356	$5,607	$5,272	$5,215
Ratio of gross expenses to average net assets (3)(5)	2.28%	2.22%	2.15%	2.12%	2.15%
Ratio of net expenses to average net assets (5)	2.26%	2.18%	2.13%	2.12%	2.15%
Ratio of net investment income (loss) to average net assets (5)(6)	(0.70)%	0.10%	(0.83)%	(1.64)%	(1.95)%
Portfolio Turnover Rate	11%	3%	0%	801%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(4)	Amount represents less than $0.01 per share.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Arrow Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
Institutional Class Shares	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.44	$7.72	$7.32	$9.74	$9.21
Activity from investment operations:
Net investment income (loss) (1)	0.02	0.07	0.01	(0.05)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.72)	0.75	0.59	(1.66)	0.75
Total from investment operations	(0.70)	0.82	0.60	(1.71)	0.66
Paid-in-capital from redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.73)	(1.10)	(0.20)	(0.71)	(0.13)
Total distributions	(0.73)	(1.10)	(0.20)	(0.71)	(0.13)
Net asset value, end of year	$6.01	$7.44	$7.72	$7.32	$9.74
Total return (2)	(11.23)%	13.12%	7.88%	(17.94)%	5.75%
Net assets, end of year (000s)	$74,005	$110,610	$79,783	$67,565	$64,046
Ratio of gross expenses to average net assets (4)(5)	1.28%	1.21%	1.15%	1.12%	1.15%
Ratio of net expenses to average net assets (5)	1.26%	1.18%	1.13%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets (5)(6)	0.26%	1.03%	0.18%	(0.65)%	(0.95)%
Portfolio Turnover Rate	11%	3%	0%	801%	0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Amount represents less than $0.01 per share.

(4)	Represents the ratio of expenses to average net assets absent fee waiver and/or expense reimbursements by the Arrow Investment Advisors, LLC.

(5)	Does not include the expenses of other investment companies in which the Fund invests.

(6)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
July 31, 2020

1.	ORGANIZATION

The Arrow DWA Balanced Fund (“ADBF”), the Arrow DWA Tactical Fund (“ADTF”), the Arrow Dynamic Income Fund (“ADIF”) and the Arrow Managed Futures Strategy Fund (“AMFSF”) (Each a “Fund” and collectively, the “Funds”) are each a series of shares of beneficial interest of Arrow Investments Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 2, 2011, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are diversified funds. ADTF is a fund of funds. ADBF seeks to achieve an appropriate balance between long-term capital appreciation and capital preservation. ADTF seeks to achieve long-term capital appreciation with capital preservation as a secondary objective. ADIF seeks income and long term capital appreciation with an emphasis on absolute (positive) returns, low volatility and low correlation to the equity and fixed income markets. AMFSF seeks long-term capital appreciation and to achieve absolute returns.

Each Fund was reorganized on March 1, 2012 from a series of Northern Lights Fund Trust, a Delaware statutory trust, to a series of the Trust. As a series of the Trust, each Fund is a continuation of a predecessor fund that was a series of Northern Lights Fund Trust.

The Funds currently offer Class A shares, Class C shares and Institutional Class Shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class C and Institutional Class shares are offered at net asset value. Each class represents an interest in the same assets of a Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

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Securities valuation – Securities listed on an exchange (including exchange-traded funds (“ETFs”)) are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Options and futures contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date. Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty based on the proprietary index. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short -term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Fund of Funds – The Funds may invest in portfolios of open- end or closed-end investment companies (the “Underlying Funds”). Underlying open-end funds (other than ETFs) are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the Underlying Funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount on such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Exchange Traded Notes – The Funds may invest in exchange traded notes (“ETNs”). ETNs are generally a type of debt security that is linked to the performance of underlying securities. The risks of owning ETNs generally reflect the risks of owning the underlying securities they are designed to track. In addition, ETNs are subject to credit risk generally to the same extent as debt securities. There were no ETNs held during the year for any of the Funds.

Exchange Traded Funds – The Funds may invest in ETFs. ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they hold, although the lack of liquidity on an ETF could result in it being

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more volatile. Additionally, ETFs have fees and expenses that reduce their value.

In certain circumstances, securities may be valued at their fair value as determined in good faith by Arrow Investment Advisors, LLC (the “Advisor”) and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2020 for the Funds’ assets and liabilities measured at fair value:

Arrow DWA Balanced Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$11,320,480	$—	$—	$11,320,480
Exchange Traded Funds	32,135,195	—	—	32,135,195
Money Market Funds	5,082,101	—	—	5,082,101
Open Swap Contracts *	—	17,198	—	17,198
Variation Margin-Open Long Futures Contracts *	676,470	—	—	676,470
Total	$49,214,246	$17,198	$—	$49,231,444
Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contracts *	$—	$15,836	$—	$15,836
Total	$—	$15,836	$—	$15,836

Arrow DWA Tactical Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$67,473,077	$—	$—	$67,473,077
Money Market Fund	11,742,127	—	—	11,742,127
Variation Margin-Open Long Futures Contracts *	3,343,050	—	—	3,343,050
Total	$82,558,254	$—	$—	$82,558,254

Arrow Dynamic Income Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,541,049	$—	$—	$2,541,049
Money Market Fund	294,653	—	—	294,653
Variation Margin-Open Long Future Contract *	1,172	—	—	1,172
Total	$2,836,874	$—	$—	$2,836,874

Arrow Managed Futures Strategy Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$45,171,249	$—	$—	$45,171,249
Money Market Funds	41,128,158	—	—	41,128,158
Open Swap Contracts *	—	366,860	—	366,860
Total	$86,299,407	$366,860	$—	$86,666,267
Liabilities	Level 1	Level 2	Level 3	Total
Open Swap Contracts *	$—	$278,523	$—	$278,523
Total	$—	$278,523	$—	$278,523

The Funds did not hold any Level 3 securities at the end of the year.

*	Derivatives instruments include cumulative net unrealized gain or loss on futures contracts and swaps open as of July 31, 2020.

See Consolidated Portfolios of Investments for investments and derivatives segregated by industry, type and underlying exposure.

Consolidation of Subsidiaries – ADWAB Fund Limited (“ADB-CFC”), ADWAT Fund Limited (“ADT-CFC”), and Arrow MFT Fund Limited (“AMFS-CFC”) – The Consolidated Portfolios of Investments, Consolidated Statements of Asset and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
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and the Consolidated Financial Highlights of ADBF, ADTF, and AMFSF include the accounts of ADB-CFC, ADT-CFC, and AMFS-CFC, respectively, which are wholly-owned and controlled subsidiaries. ADIF’s prior years’ financial highlights were consolidated with Northern Lights SPC (AAS-CFC). All inter-company accounts and transactions have been eliminated in consolidation.

The Funds, except ADIF, may invest up to 25% of their total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Funds’ investment objectives and policies.

The CFCs utilize commodity-based derivative products to facilitate the Funds’ pursuit of their investment objectives. In accordance with their investment objectives and through their exposure to the aforementioned commodity-based derivative products, the Funds may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodity Risk – The Funds’ exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk – There is a risk that issuers and counterparties will not make payments on securities and other investments held by a Fund, resulting in losses to the Funds. In addition, the credit quality of securities held by a Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for a Fund to sell the security. The Funds may invest, directly or indirectly, in high yield fixed-income securities (also known as “junk bonds”), which are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal. The market values of medium- and lower-rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher-rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher-rated securities because medium- and lower-rated securities generally are unsecured and subordinated to senior debt. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of

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July 31, 2020

securities held by a Fund. In addition, default may cause a Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

Derivatives Risk – The Funds may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Funds’ use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause a Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Funds.

Swap Counterparty Credit Risk – The Funds are subject to credit risk on the amount the Funds expect to receive from swap agreement counterparties. With certain exchange traded credit default swaps, there is minimal counterparty risk to a Fund in that the exchanges clearinghouse, as counter party, guarantees against default.

Fixed Income Risk – When a Fund invests in fixed income securities, the value of its investments in such securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund, possibly causing a Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Portfolio Turnover Risk – Portfolio turnover refers to the rate at which the securities held by the Funds are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Funds return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

Taxation Risk – By investing in commodities indirectly through a CFC, the Funds will obtain exposure to the commodities markets within the federal tax requirements that apply to the Funds. However, any income received from the CFC will be passed through to each Fund as ordinary income, which may be taxed at less favorable rates than capital gains.

Wholly-Owned Subsidiary Risk – Each CFC will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Changes in the laws of the United

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July 31, 2020

States and/or the Cayman Islands, under which each Fund and CFC, respectively, are organized, could result in the inability of each Fund and/or CFC to operate as described in the Prospectus and could negatively affect each Fund and their shareholders. Your cost of investing in a Fund will be higher because you indirectly bear the expenses of its CFC.

A summary of the Funds’ investments in the CFCs are as follows:

		CFC Net Assets at	% of Total Net Assets at
	Inception Date of CFC	July 31, 2020	July 31, 2020
ADB-CFC	12/5/2012	$2,025,914	4.00%
ADT-CFC	12/12/2011	6,524,332	7.65%
AMFS-CFC	7/23/2010	7,751,459	9.25%

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – ADBF and ADTF intend to distribute substantially all of their net investment income at least annually and net capital gain annually. AMFSF intends to distribute substantially all of its investment income at least quarterly and net capital gain annually. ADIF intends to distribute substantially all of its investment income at least monthly and net capital gain annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years July 31, 2017 – July 31, 2019, or expected to be taken in the Funds’ July 31, 2020 tax returns. The Funds identify their major tax jurisdictions as U.S. federal and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

Foreign Currency – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities, if any.

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Consolidated Statements of Operations. There were no forward currency contracts held during the year for any Fund.

Futures Contracts – Each Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, that Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

Options Transactions – Each Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When a Fund writes a call option, an amount equal to the premium received is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, a Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes a Fund invests in, which may make it difficult for that Fund to sell the structured notes it holds at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation. Although the Funds will not invest in any structured notes unless the Funds’ management believes that the issuer is creditworthy, a Fund does bear the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Swap Agreements – The Funds may enter into swap agreements to manage their exposure to various risks. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index or a specific security on a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR-based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/ moratorium). A Fund will become a protection seller to take on credit risk in order to earn a premium. A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Consolidated Statements of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Consolidated Statements of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Consolidated Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations.

Derivatives Disclosure

Fair Values of Derivative Instruments in ADBF as of July 31, 2020:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Financial Index Swap:	Unrealized appreciation on swap contracts	$17,198	Unrealized depreciation on swap contracts	$—
Commodity Index Swap:	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	15,836
Futures - Commodity contracts:	Variation margin - due from broker	676,470	Variation margin - due to broker	—

		$693,668		$15,836

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

Fair Values of Derivative Instruments in ADTF as of July 31, 2020:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures - Commodity contracts:	Variation margin - due from broker	$3,343,050	Variation margin - due to broker	$—
		$3,343,050		$—

Fair Values of Derivative Instruments in ADIF as of July 31, 2020:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures - Interest contracts:	Variation margin - due from broker	$1,172	Variation margin - due to broker	$—
		$1,172		$—

Fair Values of Derivative Instruments in AMFSF as of July 31, 2020:

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Financial Index Swap:	Unrealized appreciation on swap contracts	$366,860	Unrealized depreciation on swap contracts	$—
Commodity Index Swap:	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	278,523
		$366,860		$278,523

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
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The effect of Derivative Instruments on the Consolidated Statements of Operations for the year ended July 31, 2020:

ADBF

	Commodity	Financial	Equity
Location	Contracts	Contracts	Contracts	Total
Net realized gain (loss) from:
Futures contracts	$374,132	$—	$—	$374,132
Swap contracts	(145,081)	(429,616)	—	(574,697)
Written Options	—	—	57,650	57,650
Total net realized gain (loss)	$229,051	$(429,616)	$57,650	$(142,915)

Net change in unrealized appreciation (depreciation) of:
Futures contracts	$516,952	$—	$—	$516,952
Swap contracts	5,221	(80,593)	—	(75,372)
Written Options	—	—	311,580	311,580
Total net change in unrealized appreciation (depreciation)	$522,173	$(80,593)	311,580	$753,160

ADTF

	Commodity
Location	Contracts	Total
Net realized gain (loss) from:
Futures contracts	$(246,363)	$(246,363)
Total net realized gain (loss)	$(246,363)	$(246,363)

Net change in unrealized appreciation (depreciation) of:
Futures contracts	$3,343,050	$3,343,050
Total net change in unrealized appreciation (depreciation)	$3,343,050	$3,343,050

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

ADIF

		Interest
Location	Credit Contracts	Contracts	Total
Net realized gain (loss) from:
Futures contracts	$—	$28,630	$28,630
Swap contracts	(284,954)	—	(284,954)
Total net realized gain (loss)	$(284,954)	$28,630	$(256,324)

Net change in unrealized appreciation (depreciation) of:
Futures contracts	$—	$(40,078)	$(40,078)
Swap contracts	26,833	—	26,833
Total net change in unrealized appreciation (depreciation)	$26,833	$(40,078)	$(13,245)

AMFSF

	Commodity	Financial
Location	Contracts	Contracts	Total
Net realized gain (loss) from:
Swap contracts	$(2,432,804)	$(8,826,508)	$(11,259,312)
Total net realized gain (loss)	$(2,432,804)	$(8,826,508)	$(11,259,312)

Net change in unrealized appreciation (depreciation) of:
Swap contracts	$96,765	$(1,332,228)	$(1,235,463)
Total net change in unrealized appreciation (depreciation)	$96,765	$(1,332,228)	$(1,235,463)

Credit Facility – The Funds have collectively entered into a $15 million secured Revolving Credit Agreement (the “Agreement”) with MUFG Union Bank, National Association. Under the terms of the Agreement, each Fund may not exceed the limit on borrowing money set forth in the Registration Statement of that Fund and the borrowing will be used only for temporary or emergency purposes including the financing of redemptions. Interest is charged to each Fund based on the prevailing market rates in effect at the time of the borrowing. The Funds will collateralize the borrowings with certain securities the Funds hold at the time of borrowing.

During the year ended July 31, 2020, the Funds did not incur any interest expense (including origination fees) related to the borrowings. At July 31, 2020, there were no outstanding borrowings.

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Each Fund’s policy is to recognize a net asset or liability in the Consolidated Statements of Assets and Liabilities equal to the unrealized appreciation or depreciation for futures and swaps contracts. During the year ended July 31, 2020, each Fund was subject to a master netting arrangement for the futures and swaps. The following table shows additional information regarding the offsetting of assets and liabilities at July 31, 2020.

				Gross Amounts Not Offset in the
Assets:				Statements of Assets & Liabilities
		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statements of Assets	Presented in the Statements	Financial	Cash Collateral
	Recognized Assets	& Liabilities	of Assets & Liabilities	Instruments	Received/(Pledged)	Net Amount
ADBF
Swap Contracts - Morgan Stanley	$17,198	$—	$17,198	$—	$—	$17,198
Future Contracts - Goldman Sachs & Co. LLC	676,470	—	676,470	—	—	676,470
Total	$693,668	$—	$693,668	$—	$—	$693,668

ADTF
Future Contracts - Goldman Sachs & Co. LLC	$3,343,050	$—	$3,343,050	$—	$—	$3,343,050
Total	$3,343,050	—	$3,343,050	$—	$—	$3,343,050

ADIF
Future Contracts - Goldman Sachs & Co. LLC	$1,172	$—	$1,172	$—	$—	$1,172
Total	$1,172	—	$1,172	$—	$—	$1,172

AMFSF
Swaps Contracts - Morgan Stanley	$366,860	$—	$366,860	$—	$—	$366,860
Total	$366,860	$—	$366,860	$—	$—	$366,860

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

				Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
		Gross Amounts Offset in	Net Amounts of Assets
	Gross Amounts of	the Statements of Assets	Presented in the Statements	Financial	Cash Collateral
Description	Recognized Liabilities	& Liabilities	of Assets & Liabilities	Instruments	Pledged (1)	Net Amount
ADBF
Swap Contracts-Morgan Stanley	$15,836	$—	$15,836	$15,836	$—	$—
Total	$15,836	$—	$15,836	$15,836	$—	$—

AMFSF
Swap Contracts - Morgan Stanley	$278,523	$—	$278,523	$278,523	$—	$—
Total	$278,523	$—	$278,523	$278,523	$—	$—

(1)	Collateral shown is limited to liability amount.

4.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2020, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, were as follows:

Portfolio	Purchases	Sales
ADBF	$59,285,642	$78,909,307
ADTF	128,537,661	178,975,772
ADIF	23,540,727	37,988,640
AMFSF	5,205,671	7,156,184

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Arrow Investment Advisors, LLC, serves as the Funds’ investment advisor.

Pursuant to an advisory agreement with the Trust, with respect to each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a fee,

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

computed and accrued daily and paid monthly, at an annual rate of 1.00% of ADBF and ADTF average daily net assets, 0.75% of ADIF average daily net assets, and 0.85% of AMFSF average daily net assets.

Pursuant to an exemptive order, each Fund may invest a portion of their assets in the other Funds managed by the Advisors. ADBF invested in Arrow Dogs of the World ETF (“DOGS”), Arrow QVM Equity Factor ETF (“QVM”), Arrow DWA Country Rotation ETF (“DWCR”) and Arrow Reserve Capital Management ETF (“ARCM”). During the year ended July 31, 2020, each Fund invested in ARCM. The Advisor has agreed to waive 0.05% of its advisory fee on the portion of ADBF’s assets that are invested in DOGS, DWCR and QVM. The Advisor has agreed to waive 0.05% of its advisory fee on the portion of ADBF, ADTF, ADIF and AMFSF’s assets that are invested in the ARCM. For the year ended July 31, 2020, the Advisor waived $7,192, $69, $1,102 and $23,007, in ADBF, ADTF, ADIF and AMFSF, respectively, pursuant to its agreement. As of July 31, 2020, ADBF is no longer invested in DOGS, which was liquidated on May 15, 2020, and ADIF is no longer invested in ARCM.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.25% of its average daily net assets for Class A and an annual rate of 1.00% of its average daily net assets for Class C and is paid to Archer Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A and Class C shares. The Distributor is an affiliate of the Advisor. For the year ended July 31, 2020, the Distributor received $53,465, of which $7,679 was retained in commissions.

Gemini Fund Services, LLC (“GFS”) – GFS provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, each Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Trust for serving in such capacities.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for each Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant and Northern Lights Compliance Services,

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

LLC (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

6.	REDEMPTION FEES

The Funds, except for ADIF, may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the specific Fund in which the short- term redemption fee occurs. For the year ended July 31, 2020, ADBF, ADTF, ADIF and AMFSF assessed $1, $5,651, $0, and $6,255 respectively, in redemption fees.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

ADBF, ADTF and AMFSF currently invest a portion of their assets in ARCM, a Fund advised by the Advisor. ARCM is registered under the 1940 Act, as an open-end management investment company. ARCM’s investment objective seeks to preserve capital while maximizing current income. ARCM’s securities valuation policies are similar to the Funds’ policies. Each Fund may sell or redeem their investment in ARCM at any time if the Advisor determines that it is in the best interest of each Fund and its shareholders to do so. Each Fund’s performance will be directly affected by the performance of ARCM. The financial statements of ARCM, including the portfolio of investments, can be found at ARCM’s website, www.arrowfunds.com, or the Securities and Exchange Commission’s (“SEC”) website, www.sec.gov, and should be read in conjunction with the Funds’ financial statements. As of July 31, 2020, ADBF owned 4.9%, ADTF owned 0.2% and AMFSF owned 88.2% of ARCM. As of July 31, 2020, the percentage of ADBF, ADTF and AMFSF’s net assets invested in ARCM was 5.0%, 0.1% and 53.9%, respectively.

ADBF currently invests a portion of its assets in DWCR. DWCR is registered under the 1940 Act, as an open- end management investment company. DWCR’s investment objective seeks long-term capital appreciation by tracking the investment results of the Dorsey Wright Country and Stock Momentum Index. DWCR’s securities valuation policies are similar to ADBF’s policies. ADBF may sell or redeem its investment in DWCR at any time if the Advisor determines that it is in the best interest of ADBF and its shareholders to do so. The performance of ADBF will be directly affected by the performance of DWCR. The financial statements of DWCR, including the portfolio of investments, can be found at DWCR’s website, www.arrowfunds.com, or the SEC’s website, www.sec.gov, and should be read in conjunction with the ADBF financial statements. As of July 31, 2020, ADBF owned 84.4% of DWCR. As of July 31, 2020, the percentage of ADBF’s net assets invested in DWCR was 18.1%.

ADBF currently invests a portion of its assets in QVM, a Fund advised by the Advisor. QVM is registered under the 1940 Act, as an open-end management investment company. QVM’s

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

investment objective seeks to replicate the investment results that generally correspond, before fees and expenses, to the price and yield performance of the AI Quality Value Momentum Index. QVM’s securities valuation policies are similar to ADBF’s policies. ADBF may sell or redeem its investment in QVM at any time if the Advisor determines that it is in the best interest of ADBF and its shareholders to do so. The performance of ADBF will be directly affected by the performance of QVM. The financial statements of QVM, including the portfolio of investments, can be found at QVMs website, www.arrowfunds.com, or the SEC’s website, www.sec.gov, and should be read in conjunction with the ADBF financial statements. As of July 31, 2020, ADBF owned 44.0% of QVM. As of July 31, 2020, the percentage of ADBF’s net assets invested in QVM was 4.5%.

8.	INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or is under common control. Companies which are affiliates of a Fund at July 31, 2020 are noted in the Funds’ Consolidated Portfolios of Investments. Transactions during the year ended July 31, 2020 with companies which are affiliates are as follows:

ADBF
								Net Change in
		Value -				Dividends		Unrealized
		Beginning of				Credited to	Value - End of	Appreciation/	Shares -
Cusip	Description	Year	Purchases	Sales Proceeds	Realized Loss	Income	Year	(Depreciation)	End of Year
042765776	Arrow Reserve Capital Management ETF	$3,233,052	$—	$(721,654)	$(1,095)	$50,845	$2,514,487	$4,184	25,026
042765685	Arrow DWA Country Rotation ETF	13,036,302	1,287,900	(5,553,936)	(717,929)	154,343	9,187,808	1,135,471	337,617
042765693	Arrow Dogs of the World ETF	2,784,731	—	(1,814,985)	(895,625)	8,224	—	(74,121)	—
042765784	Arrow QVM Equity Factor ETF	—	2,326,489	—	—	11,220	2,261,226	(65,263)	110,000
		$19,054,085	$3,614,389	$(8,090,575)	$(1,614,649)	$224,632	$13,963,521	$1,000,271

ADTF
								Net Change in
		Value -				Dividends		Unrealized
		Beginning of			Realized	Credited to	Value - End of	Appreciation/	Shares -
Cusip	Description	Year	Purchases	Sales Proceeds	Gain	Income	Year	(Depreciation)	End of Year
042765776	Arrow Reserve Capital Management ETF	$140,441	$—	$(20,079)	$49	$2,438	$120,570	$159	1,200

ADIF
								Net Change in
		Value -				Dividends		Unrealized
		Beginning of			Realized	Credited to	Value - End of	Appreciation/	Shares -
Cusip	Description	Year	Purchases	Sales Proceeds	Gain	Income	Year	(Depreciation)	End of Year
042765776	Arrow Reserve Capital Management ETF	$7,490,198	$—	$(7,483,247)	$12,836	$47,317	$—	$(19,787)	—

AMFSF
								Net Change in
		Value -				Dividends		Unrealized
		Beginning of				Credited to	Value - End of	Appreciation/	Shares -
Cusip	Description	Year	Purchases	Sales Proceeds	Realized Loss	Income	Year	(Depreciation)	End of Year
042765776	Arrow Reserve Capital Management ETF	$47,038,729	$5,205,671	$(7,156,184)	$(10,206)	$811,395	$45,171,249	$93,239	449,577

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

Cross trades for the year ended July 31, 2020 were executed by the Funds pursuant to procedures adopted by the Board to ensure compliance with Rule 17a-7 under the 1940 Act (the “17a-7 Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust. The Board determines no less frequently than quarterly that such transactions were effected in compliance with the 17a-7 Procedures.

For the year ended July 31, 2020, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchase at Cost	Sales Proceeds	Net Realized Gain/ (Loss)
ADIF	$—	$1,472,171	$4,760
AMFSF	1,472,171	—	—

Amounts designated as “-” are zero or have been rounded to zero.

9.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid for the years ended July 31, 2020 and July 31, 2019 was as follows:

For the year ended July 31, 2020:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
ADBF	$498,968	$432,048	$—	$931,016
ADTF	1,017,965	6,340,492	—	7,358,457
ADIF	418,134	—	—	418,134
AMFSF	12,343,687	—	—	12,343,687

For the year ended July 31, 2019:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
ADBF	$1,340,380	$4,902,460	$—	$6,242,840
ADTF	1,342,444	4,140,623	—	5,483,067
ADIF	583,553	—	—	583,553
AMFSF	15,702,286	—	—	15,702,286

As of July 31, 2020, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other		Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Unrealized	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	Appreciation	Earnings/(Deficits)
ADBF	$2,597,789	$1,286,364	$—	$—	$—	$3,804,107	$7,688,260
ADTF	1,874,391	—	—	(2,707,783)	—	6,945,353	6,111,961
ADIF	330,748	—	(1,270,637)	(1,426,395)	—	169,529	(2,196,755)
AMFSF	—	—	(3,150,126)	(879,425)	—	149,392	(3,880,159)

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

The difference between book basis and tax basis unrealized appreciation (depreciation), accumulated net investment income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and mark-to-market on open futures and swap contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses as follows:

Late Year
Losses
ADBF	$—
ADTF	—
ADIF	—
AMFSF	3,150,126

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Losses
ADBF	$—
ADTF	—
ADIF	1,270,637
AMFSF	—

At July 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carryforwards utilized as follows:

				Carry Forward
	Short-Term	Long-Term	Total	Utilized
ADBF	$—	$—	$—	$—
ADTF	2,707,783	—	2,707,783	—
ADIF	549,340	877,055	1,426,395	—
AMFSF	715,218	164,207	879,425	13,800

The Arrow Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
July 31, 2020

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses, equalization debits, the reclassification of Fund distributions, and adjustments for the Funds’ wholly owned subsidiaries, resulted in reclassifications for the Funds for the fiscal year ended July 31, 2020 as follows:

	Paid
	In	Accumulated
	Capital	Earnings (Deficit)
ADBF	$607,669	$(607,669)
ADTF	414,479	(414,479)
ADIF	—	—
AMFSF	(9,510,242)	9,510,242

10.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
ADBF	$44,733,669	$4,299,497	$(495,390)	$3,804,107
ADTF	72,269,851	7,018,371	(73,018)	6,945,353
ADIF	2,666,173	169,532	(3)	169,529
AMFSF	86,150,015	153,358	(3,966)	149,392

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow Investments Trust

and the Shareholders of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Dynamic Income Fund, and Arrow Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated (where noted) statements of assets and liabilities of Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow Dynamic Income Fund, and Arrow Managed Futures Strategy Fund, each a series of shares of beneficial interest in Arrow Investments Trust (the “Funds”), including the consolidated (where noted) portfolios of investments, as of July 31, 2020, and the related consolidated (where noted) statements of operations for the year then ended, the consolidated (where noted) statements of changes in net assets for each of the years in the two-year period then ended and the consolidated (where noted) financial highlights for each of the years in the five-year period then ended, and the related consolidated (where noted) notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the consolidated (where noted) financial position of the Funds as of July 31, 2020, and the results of their consolidated (where noted) operations for the year then ended, the consolidated (where noted) changes in their net assets for each of the years in the two-year period then ended and their consolidated (where noted) financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, counterparties and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Arrow Investments Trust since 2012. We also served as the auditor of one or more of the Funds in the Funds’ former trust from 2006 through 2012.

Philadelphia, Pennsylvania

September 28, 2020

The Arrow Funds
EXPENSE EXAMPLES (Unaudited)
July 31, 2020

As a shareholder of the Arrow DWA Balanced Fund, the Arrow DWA Tactical Fund, the Arrow Dynamic Income Fund, or the Arrow Managed Futures Strategy Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Arrow Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

Actual Expenses

The “Actual” table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on each of the Arrow Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid	Expense Ratio
	Account Value	Account Value	During Period *	During Period**
Actual	2/1/2020	7/31/2020	2/1/2020 - 7/31/2020	2/1/2020 - 7/31/2020
DWA Balanced - Class A	$1,000.00	$1,112.80	$9.77	1.86%
DWA Balanced - Class C	1,000.00	1,108.10	13.68	2.61%
DWA Balanced - Institutional Class	1,000.00	1,114.40	8.46	1.61%

DWA Tactical - Class A	1,000.00	983.40	9.07	1.84%
DWA Tactical - Class C	1,000.00	979.80	12.75	2.59%
DWA Tactical - Institutional Class	1,000.00	984.60	7.85	1.59%

Dynamic Income - Class A	1,000.00	791.60	15.80	3.55%
Dynamic Income - Class C	1,000.00	789.10	19.87	4.47%
Dynamic Income - Institutional Class	1,000.00	792.90	14.04	3.15%

Managed Futures Strategy - Class A	1,000.00	935.40	7.65	1.59%
Managed Futures Strategy - Class C	1,000.00	931.90	11.24	2.34%
Managed Futures Strategy - Institutional Class	1,000.00	936.10	6.45	1.34%

The Arrow Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
July 31, 2020

	Beginning	Ending	Expense Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period *	During Period**
(5% return before expenses)	2/1/2020	7/31/2020	2/1/2020 - 7/31/2020	2/1/2020 - 7/31/2020
DWA Balanced - Class A	$1,000.00	$1,015.61	$9.32	1.86%
DWA Balanced - Class C	1,000.00	1,011.88	13.06	2.61%
DWA Balanced - Institutional Class	1,000.00	1,016.86	8.07	1.61%

DWA Tactical - Class A	1,000.00	1,015.71	9.22	1.84%
DWA Tactical - Class C	1,000.00	1,011.98	12.96	2.59%
DWA Tactical - Institutional Class	1,000.00	1,016.96	7.97	1.59%

Dynamic Income - Class A	1,000.00	1,007.23	17.70	3.55%
Dynamic Income - Class C	1,000.00	1,002.65	22.24	4.47%
Dynamic Income - Institutional Class	1,000.00	1,009.21	15.73	3.15%

Managed Futures Strategy - Class A	1,000.00	1,016.96	7.98	1.59%
Managed Futures Strategy - Class C	1,000.00	1,013.23	11.71	2.34%
Managed Futures Strategy - Institutional Class	1,000.00	1,018.20	6.73	1.34%

*	Expenses are equal to the average account value over the period, multiplied by each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**	Annualized.

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2020

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Non-Interested Trustees

Name, Address, and Year of Birth	Position(s)/ Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Robert S. Andrialis Born in 1944	Trustee since 2014	Independent Consultant (2016 – present); Advisor, INDXX, LLC (2014 – 2016); President, Secured Growth Quantitative Research (2011–2014).	9	Arrow ETF Trust
Paul Montgomery Born in 1953	Trustee since 2011	Director of Research, Scotia Partners, LLC (2012 - present).	9	Arrow ETF Trust
Thomas T. Sarkany Born in 1946	Trustee since 2014	Founder and President, TTS Consultants, LLC (2010 – present).	9	Arrow ETF Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust IV; Aquila Distributors

The Arrow Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2020

Interested Trustees and Officers

Name, Address, and Year of Birth	Position(s)/ Term of Office(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Joseph Barrato* Born in 1965	Chairman of the Board, Trustee, President, and Principal Executive Officer since 2011	Founder and Chief Executive Officer, Arrow Investment Advisors, LLC (2006- present).	9	Arrow ETF Trust
Sothara Chin Born in 1966	Chief Compliance Officer since 2018; Previously from 2011-2015	Managing Partner of Fit Compliance, LLC (2017 - present); Chief Operations Officer and Chief Compliance Officer, ImpactUs Marketplace, LLC (2015-2017); Chief Compliance Officer, Arrow Investment Advisors, LLC (2011- 2015).	N/A	N/A
Jake Griffith Born in 1978	Secretary since 2011	Founder, President, and Director of Sales, Arrow Investment Advisors, LLC (2006- present).	N/A	N/A
Sam Singh 80 Arkay Dr. Hauppauge, NY 11788 Born in 1976	Principal Financial Officer and Treasurer since 2013	Vice President (2015 - present); Gemini Fund Services, LLC.	N/A	N/A

(1)	The term of office for each Trustee will continue indefinitely until the individual resigns or is removed. Officers of the Trust are elected annually.

(2)	The “Fund Complex” includes Arrow ETF Trust, a registered management investment company, in addition to the Trust.

*	Joseph Barrato is considered to be an “interested person” of the Arrow Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment advisor to each Fund, Arrow Investment Advisors, LLC.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

PRIVACY NOTICE

Arrow Investments Trust

FACTS	WHAT DOES ARROW INVESTMENTS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow Investments Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Arrow Investments Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-877-277-6933

PRIVACY NOTICE

Arrow Investments Trust

What we do:
How does Arrow Investments Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow Investments Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Arrow Investments Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Arrow Investments Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive, Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022-3474

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Andrialis is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $69,000

2019 - $ 67,000

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 - $ 10,300

2019 - $ 10,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2020    2019

Audit-Related Fees:        0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $10,300

2019 - $10,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. - Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow Investments Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 10/8/20

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 10/8/20